UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07254

                           Johnson Mutual Funds Trust
               (Exact name of registrant as specified in charter)

            3777 West Fork Road, Cincinnati, Ohio              45247
            --------------------------------------------------------
            (Address of principal executive offices)       (Zip code)

        Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
        -----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100
                                                   --------------

Date of fiscal year end: 12/31/06
                         --------

Date of reporting period: 6/30/06
                          -------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

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SEMI-ANNUAL REPORT                                     JUNE 30, 2006 - UNAUDITED
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                           LOGO: JOHNSON MUTUAL FUNDS


o Johnson Growth Fund
o Johnson Opportunity Fund
o Johnson Realty Fund
o Johnson Disciplined Small Company Fund
o Johnson Disciplined Large Company Fund
o Johnson Dynamic Growth Fund
o Johnson Equity Income Fund
o Johnson Fixed Income Fund
o Johnson Municipal Income Fund


                               INVESTMENT ADVISER:

                        Johnson Investment Counsel, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                                  513-661-3100
                                  800-541-0170

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JOHNSON MUTUAL FUNDS                                   JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

      Our Message to You ......................................................1

      PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
      Growth Fund .............................................................2
      Opportunity Fund ........................................................3
      Realty Fund .............................................................4
      Disciplined Small Company Fund ..........................................5
      Disciplined Large Company Fund ..........................................6
      Dynamic Growth Fund .....................................................7
      Equity Income Fund ......................................................8
      Fixed Income Fund .......................................................9
      Municipal Income Fund ..................................................10

      PORTFOLIO OF INVESTMENTS
      Growth Fund ............................................................11
      Opportunity Fund ....................................................12-13
      Realty Fund ............................................................14
      Disciplined Small Company Fund ......................................15-16
      Disciplined Large Company Fund ......................................17-18
      Dynamic Growth Fund ....................................................19
      Equity Income Fund .....................................................20
      Fixed Income Fund ...................................................21-22
      Municipal Income Fund ...............................................23-25

      Statement of Assets and Liabilities .................................26-27

      Statement of Operations .............................................28-29

      Statement of Change in Net Assets ...................................30-32

      FINANCIAL HIGHLIGHTS
      Growth Fund ............................................................33
      Opportunity Fund .......................................................34
      Realty Fund ............................................................35
      Disciplined Small Company Fund .........................................36
      Disciplined Large Company Fund .........................................37
      Dynamic Growth Fund ....................................................38
      Equity Income Fund .....................................................39
      Fixed Income Fund ......................................................40
      Municipal Income Fund ..................................................41

      Notes to the Financial Statements ...................................42-48

      Disclosure of Expenses ..............................................49-50

      Review and Renewal of Management Agreements ............................51

      Additional Information .................................................52

      Trustees, Officers, Transfer Agent, Fund Accountant
      Custodian, Auditors, Legal Counsel ..............................Back Page

OUR MESSAGE TO YOU

                                 August 29, 2006

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds' June 30, 2006 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The economic picture for the first six months of the year has been mixed. The financial markets seemed to be confused as to whether the economy has been running too strong and will lead to higher inflation or has been slowing too rapidly. The Federal Reserve (Fed) has continued to increase interest rates. The Federal Funds target rate has climbed from 1.00% in January, 2004 to the current rate of 5.25%. Most of the rate hikes were in response to an overheated economy. Recent Fed action has stemmed from the desire to control inflationary pressures. The latest economic data suggests that the reduction of consumer spending is cooling the economy. Housing starts are down and business inventories are up which means the Fed may stop their steady dose of rate hikes. The U.S. economy only expanded at a growth rate at about 2.5% during the second quarter compared with the high rate of 5.6% during the first quarter. The most recent quarter is less than the 3.0% rate expected by many economists for this year and next. High energy costs and increased interest rates are largely responsible for this slowed growth.

The equity markets finished the first six month period of the year with some volatility as investors became more risk averse. For the first part of the year, expectations for moderating economic growth and tamer inflation contributed to optimism and a rising stock market. In early May, some stock indices were reaching highs not seen in several years. The equity markets shifted sharply when comments from the Fed started focusing on inflationary pressures which triggered fears about continued interest rate increases and the effect on the economy. The sell-off that ensued was quick and broad in nature. The S&P 500 Index declined nearly 8.0% from its high before recovering. It fell 1.4% during the second quarter but was still barely positive year-to-date. Small and midcap companies started the year strong but faded during the second quarter as investors sought more stability. Cyclical stocks, another winning group in recent years, declined amidst concerns of slowing consumer spending. The Nasdaq composite index, which has substantial technology exposure, fell 7.0% and ended a streak of four straight quarters of positive gains.

The bond market was basically flat for the six-month period, but after 17 straight Fed rate increases, yields have become more attractive going forward. The Lehman Intermediate Government Corporate Index returned -0.17% for the first six months of the year. Yields have risen for long-term as well as short-term bonds, but the yield curve is still very flat (yields on short term bonds and long term bonds are similar) relative to historical norms which means that investors are not currently earning much of a risk premium for longer term bonds. If the flat yield curve is suggesting a slowing economy, there is some expectation that interest rates could start to decline and that the yield on short term bonds could be much lower than longer term bonds.

Please take time to examine the four new mutual funds which began the first of this year. Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at
(513) 661-3100 or (800) 541-0170 with your comments or questions.

                                                   Sincerely,

                                                   /s/ Timothy E. Johnson

                                                   Timothy E. Johnson, President
                                                   Johnson Mutual Funds


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                                       1

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JOHNSON GROWTH FUND               PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

For the first six months of calendar year 2006, the Growth Fund returned 1.81%. The Standard & Poors 500 Index returned 2.71% in the period. The first four months of the year were actually quite good in terms of the absolute return of the Growth Fund and its return relative to the S&P benchmark. Through April 30, the Growth Fund had a return of 6.69%. Starting in early May, investors became concerned about higher rates of inflation and the prospect for continued increases in short term interest rates by the Federal Reserve. It was during the market decline in May and June that the Growth Fund gave back its relative performance advantage.

Earlier in the calendar year, the fund made several changes intended to reduce the risk of the portfolio and to provide better downside protection. The changes, although helpful, were not sufficient. Based on an expectation of a slower growing economy, slowing corporate earnings growth, contained inflation and, at most, one more increase sometime this year in the federal funds rate, it is expected that additional changes will be made to the portfolio to make it somewhat more defensive than it currently is. The emphasis has been on increasing the allocation in the portfolio towards more stable-consistent stocks. A corollary to these changes is a somewhat higher dividend yield. Stocks purchased in June had an average dividend yield of 2.8%. The portfolio currently has a dividend yield of 1.85%, modestly higher than the S&P 500 Index yield of 1.80%.

For the six months ending June 30, stock picks were generally additive to relative performance. The underperformance of the Fund was the result of sector allocations. The best performing sector during the period was telecommunications with a return of 13.8%. It is a small sector, representing only about 3% of the benchmark. But the Growth Fund had a 0% weight to the sector. The energy sector had almost the same return as the telecommunications sector and is more important with an almost 10% weight in the benchmark. The Growth Fund was benchmark weighted earlier in the year but reduced that exposure prematurely. On the other side of the ledger, technology and healthcare were the two worst performing sectors. The Growth Fund had generally maintained a market weight in technology and an overweight in health care. Neither allocation was helpful to performance. Offsetting the negative effects of the sector allocations was the good relative performance of individual stocks in these two sectors.

While economic recession is a possibility within the next twelve months, we think the more likely scenario is one of slowing but positive GDP growth. With that as our outlook, we want to be careful not to become too defensive in coming months. Valuation metrics look quite reasonable based on a non-recessionary environment. We continue to believe that high single digit returns are a reasonable expectation for the next few years.


Mountain chart:
$10,000 Initial Investment Since 6/30/1996
(Dollars in thousands)
                         Growth Fund                      S&P 500 Index
6/96                           10000                              10000
                               10427                              10768
                               10845                              11665
                               11017                              11979
1997                           12703                              14066
                               13804                              15118
                               14528                              15551
                               16452                              17715
1998                           16939                              18299
                               15242                              16482
                               18756                              19986
                               18907                              20980
1999                           19239                              22457
                               18394                              21057
                               20876                              24186
                               21036                              24736
2000                           20414                              24078
                               19551                              23846
                               18065                              21983
                               15399                              19383
2001                           17108                              20517
                               14276                              17512
                               15792                              19382
                               15366                              19434
2002                           12977                              16835
                               10909                              13933
                               11461                              15108
                               10829                              14632
2003                           12273                              16882
                               12601                              17329
                               14007                              19434
                               14150                              19764
2004                           14524                              20102
                               14200                              19725
                               15553                              21542
                               15265                              21079
2005                           15509                              21368
                               16023                              22138
                               16141                              22600
                               16833                              23550
2006                           16433                              23211

             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2006
                      Growth Fund      S&P 500 Index
 Six Months               1.81%             2.71%
 One Year                 5.96%             8.63%
 Three Years             10.22%            11.20%
 Five Years              -0.80%             2.49%
 Ten Years                5.09%             8.31%

                   HOLDINGS TABLE
                                              PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Financial Services                            19.8%
 Health Care                                   19.4%
 Information Technology                        15.9%
 Industrials                                   14.4%
 Consumer Staples                              11.7%
 Energy                                         6.8%
 Consumer Discretionary                         4.8%
 Utilities                                      4.0%
 Materials                                      2.8%
 Cash/Other Assets                              0.4%

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Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
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                                       2

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JOHNSON OPPORTUNITY FUND          PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Johnson Opportunity Fund had a total return of 5.56% through the first six months of 2006. This exceeded both the Russell MidCap Index's 4.84% return and the S&P Midcap Index's 4.24% return. This first half performance places the Fund in the top 30% of Morningstar's Mid-Cap Blend category. On a three year measurement, the Fund ranks in the top 10% of this category.

In recent months, the stock market has declined, and Mid-cap stocks have weakened more than the broader market. After reaching an all-time high in early May, the Russell MidCap Index faced some profit-taking later in the 2nd quarter. Growth-oriented sectors, such as Consumer Discretionary and Information Technology, have been poor performers. Consumer Staples has fared much better, posting a positive return in every month so far this year.

The Opportunity Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Momentum has been a key factor in the Fund's recent investment strategy. Also, diversification by sector and by stock is an important focus. Accordingly, the Fund holds 117 stocks and the ten largest holdings only represent 13% of the portfolio.

Transportation stocks have been among the top performers in the Fund. Holdings in Ryder System, CSX Corp., Swift Transportation, and C.H. Robinson Worldwide provided returns ranging from 39% to 57% for the six month period. These companies have been generating strong earnings momentum and achieving new levels of profitability.

Some of the Fund's biggest decliners included its holdings in Homebuilding stocks, including Beazer Homes USA, KB Home, Lennar Corp., Hovanian Enterprises, and Meritage Homes. Prior to this year, this industry had enjoyed a long period of success, but fundamental measures of growth have now begun to slow. As such, the Fund has reduced its weighting in this industry.

Strong economic growth will likely soon slow as the Federal Reserve's long series of interest rate increases take hold. This changing tide will likely limit the appeal of Mid-cap stocks, which have beat the performance of large-capitalization stocks in each of the previous six years. Tougher macroeconomic conditions will provide challenges, but opportunities still exist to find mid-capitalization companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.



Mountain chart:



$10,000 Initial Investment Since 6/30/1996
            Opportunity Fund         S&P Midcap 400         Russell Midcap Index
6/96                   10000                  10000                        10901
                       10339                  10292                        11242
                       11271                  10914                        11900
                       11152                  10754                        11802
1997                   12540                  12332                        13403
                       14237                  14312                        15183
                       14344                  14429                        15352
                       16221                  16014                        16873
1998                   16242                  15671                        16754
                       14284                  13406                        14270
                       17059                  17176                        16901
                       16801                  16081                        16822
1999                   17991                  18354                        18648
                       16483                  16812                        17046
                       19217                  19697                        19983
                       21450                  22190                        21998
2000                   20972                  21460                        21005
                       22054                  24065                        22436
                       20436                  23137                        21631
                       18066                  20650                        19361
2001                   19597                  23366                        21207
                       15380                  19502                        17419
                       17337                  23005                        20415
                       17951                  24550                        21282
2002                   15702                  22268                        19250
                       12773                  18587                        15855
                       13623                  19671                        17111
                       13093                  18799                        16706
2003                   14944                  22108                        19757
                       15882                  23564                        21028
                       18361                  26669                        23965
                       19220                  28018                        25198
2004                   19397                  28278                        25563
                       19275                  27682                        25348
                       22111                  31042                        28810
                       22204                  29805                        28737
2005                   22791                  31076                        29938
                       24185                  32593                        31711
                       24741                  33684                        32455
                       26886                  36253                        34978
2006                   26118                  35113                        34026

                  AVERAGE ANNUAL TOTAL RETURNS
                       AS OF JUNE 30, 2006
             Opportunity     Russell          S&P
                Fund      MidCap Index   MidCap Index
 Six Months     5.56%          4.84%         4.24%
 One Year      14.60%         13.66%        12.99%
 Three Years   20.45%         19.87%        18.11%
 Five Years     5.91%          9.92%         9.28%
 Ten Years     10.08%         12.06%        13.80%

                        HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Information Technology                        21.0%
 Financial Services                            19.6%
 Industrials                                   14.9%
 Energy                                        14.8%
 Health Care                                    9.0%
 Consumer Discretionary                         8.2%
 Materials                                      5.2%
 Utilities                                      4.7%
 Consumer Staples                               2.1%
 Cash/Other Assets                              0.5%

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Long-term capital growth is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Indices' share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                       3

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JOHNSON REALTY FUND               PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Realty Fund posted a rate of return of 11.98% for the six month period ended June 30, 2006 compared to a return of 12.92% for the National Association of Real Estate Investment Trust index (NAREIT Index). The Federal Reserve (FED) has now increased interest rates 17 times from the low of 1% to the current 5.25%. Historically, rising rates have provided some pressure on returns of REIT shares. As mentioned before, this has not been the case during the current Fed tightening cycle. We speculate this is a result of a re-adjusting viewpoint by the overall market that REITs represent a strategic holding in terms of long term asset allocation. This change in allocation has driven more dollars into the REIT market. Combining that with improving underlying fundamentals has driven the strong performance. REITs once again led the market in stock return during the most recent period. This outperformance has been dramatic and long lived. The NAREIT index 10 year annualized return is 15.13% versus the S&P 500's return of 8.31%.

The best performing property type for the first half of 2006 was Residential, with a return of nearly 20.16%. Lodging/Resorts posted strong returns of 17.23%, followed by 16% returns in the Office/Industrial property types. The Fund was overweight Residential, primarily in the best performing sub-group, Apartments, for the entire period. The Fund intends to maintain its overweight posture in this property type. The Fund was underweight in Lodging/Resorts and Office/Industrial causing some underperformance. The worst performing property type was Specialty, posting a 4.42% return. Specialty is a catch place for all non-tradition property types, ranging from Golf Courses and Prisons to Cell Tower REITs. Stock selection was an issue in this property type. Fortunately the fund maintained an underweight exposure to the property type. The second worst performing group was Retail. The fund maintained an overweight in this property type adversely impacting the portfolio return. Slowdown in consumer spending has hampered these stocks, and we would look for that to persist. The Fund will work towards reducing that overweight exposure.

For the first time in a while, the yield on the REIT marketplace is below that of US Treasuries. That yield advantage was one of the reasons investors were attracted to REITs. The loss of that positive relationship could drive some more risk averse investors out of REITs in favor of holding US government securities. REITs in general are not trading at high premiums to their underlying property value but in a slowing economic environment, they could experience fundamental deterioration. This reduces their overall value. Positively though, REITs have low correlation to other asset classes which continues to provide a portfolio diversification benefit. We believe that the Realty Fund's balanced approach towards individual property types should continue to provide investors with REIT like returns.


Mountain chart:
$10,000 Initial Investment Since Inception
(January 2, 1998)
                         Realty Fund                       NAREIT Index
1/98                           10000                              10000
                                9774                               9953
                                9446                               9497
                                8420                               8498
                                8144                               8250
                                7721                               7852
1999                            8574                               8644
                                7815                               7949
                                7942                               7869
                                8129                               8057
2000                            9039                               8906
                                9720                               9587
                               10025                               9943
                                9637                              10047
2001                           10456                              11082
                               10084                              10791
                               10501                              11310
                               11417                              12244
2002                           11790                              12858
                               10804                              11695
                               10868                              11743
                               10987                              11822
2003                           12263                              13372
                               13361                              14709
                               14588                              16182
                               16238                              18244
2004                           15342                              17184
                               16695                              18598
                               19312                              21430
                               17777                              19919
2005                           20280                              22797
                               21024                              23671
                               21430                              24037
                               24512                              27509
2006                           23997                              27071

             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2006
                      Realty Fund      NAREIT Index
 Six Months              11.98%            12.92%
 One Year                18.33%            19.06%
 Three Years             25.08%            26.14%
 Five Years              18.08%            19.39%
 Since Inception         10.85%            12.34%

                      HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Retail                                        27.4%
 Office and Industrial                         22.8%
 Apartments                                    19.7%
 Diversified                                   10.3%
 Lodging and Hotels                             6.7%
 Storage                                        5.2%
 Health Care                                    2.8%
 Materials                                      2.4%
 Finance                                        2.2%
 Cash/Other Assets                              0.2%


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Long-term capital growth and above average income are the objectives of the
Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED               PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
SMALL COMPANY FUND
--------------------------------------------------------------------------------

The Johnson Disciplined Small Company Fund had a total return of 10.07% through the first six months of 2006. This exceeded the Russell 2000 Index's 8.21% return.

Small-cap stocks began the year sharply higher, and continued to post higher returns than Large-cap stocks. In recent months, though, Small-cap stocks have corrected from all-time highs, with the Russell 2000 Index falling as much as 14% from its peak. Even with some aggressive profit-taking, the cyclical stocks -- particularly in Materials, Industrials, and Energy -- remained the top performers for the first half of the year. Consumer-related sectors lagged amid worries about higher energy prices, a slowing housing market, low savings rates, and higher interest rates.

The Disciplined Small Company Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Momentum has been a key factor in the Fund's recent investment strategy. Also, diversification by sector and by stock is an important focus. Accordingly, the Fund holds 143 stocks and the ten largest holdings only represent 13% of the portfolio.

The small-cap universe provides a lot of opportunities to invest in lesser known companies that are growing earnings at a very rapid pace, and the Fund was invested in some of these big winners. Hansen Natural Corp., a maker of natural soda and fruit juices, was the Fund's best performing stock, more than doubling in stock price during the first half of the year on continued enthusiasm for the company's growth prospects. Another holding that more than doubled was Wheeling-Pittsburgh Corp., a steel company that has been the subject of takeover rumors.

Many of the Fund's biggest decliners were the stocks of Information Technology companies with earnings expectations that were significantly lowered. This list includes Westell Technologies, Monolithic Power Systems, and StarTek Inc. Accounting questions surrounded a couple of the Fund's other poor performers - Escala Group and Doral Financial.

Strong economic growth will likely soon slow as the Federal Reserve's long series of interest rate increases takes hold. This changing tide will likely limit the broad appeal of small-cap stocks, which had benefited from an environment that combined strong global growth and easy access to capital. Tougher macroeconomic conditions will provide challenges, but opportunities still exist to find Small-cap companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.


Mountain chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
                 Johnson Disciplined
                  Small Company Fund                 Russell 2000 Index
12/05                          10000                              10000
3/06                           11640                              11394
6/06                           11007                              10821

               AVERAGE ANNUAL TOTAL RETURNS
                     AS OF JUNE 30, 2006
                   Disciplined Small     Russell
                     Company Fund       2000 Index
 Since Inception         10.07%             8.21%

                    HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                               OF NET ASSETS
 Information Technology                        24.6%
 Industrials                                   19.2%
 Energy                                        16.3%
 Financial Services                            14.6%
 Consumer Discretionary                         8.7%
 Materials                                      8.2%
 Healthcare                                     3.9%
 Consumer Staples                               2.7%
 Cash/Other Assets                              0.9%
 Utilities                                      0.7%

--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Disciplined Small Company Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED               PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
LARGE COMPANY FUND
--------------------------------------------------------------------------------

The Johnson Disciplined Large Company Fund had a total return of 3.27% through the first six months of 2006. This exceeded the S&P 500 Index's 2.71% return.

The stock market's three-year rally continued into the first few months of 2006, but beginning in early May, the market began its sharpest sell off in over a year. During the decline, Energy stocks and other commodity-related shares, which had been the market's leaders, succumbed to some aggressive profit-taking by investors. Cyclical stocks, another winning group in recent years, also declined on worries that our current environment of strong economic growth will soon slow dramatically as the Federal Reserve continues to increase interest rates.

The Disciplined Large Company Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Momentum has been a key factor in the Fund's recent investment strategy. Also, diversification by sector and by stock is an important focus. Accordingly, the Fund holds 109 stocks and the ten largest holdings only represent 12% of the portfolio.

Energy and other commodity-oriented stocks continue to populate the list of the Fund's top performers. Marathon Oil, Valero Energy, Hess Corp., Baker Hughes, and Nucor all gained 20% or more during the period. Holdings in transportation stocks like Ryder System and CSX Corp. also delivered big gains.

Some of the Fund's biggest decliners included its holdings in Homebuilding stocks, including KB Home, Lennar Corp., and D.R. Horton. Prior to this year, this industry had enjoyed a long period of success, but fundamental measures of growth have now begun to slow. As such, the Fund has reduced its weighting in this industry. Semiconductor stocks have also been poor performers, with holdings in Advanced Micro Devices, Broadcom, and PMC-Sierra declining more than 30% from highs.

Strong economic growth will likely soon slow as the Federal Reserve's long series of interest rate increases takes hold. After six consecutive years of lagging behind the performance of smaller stocks, large company stock valuations seem to be more reasonable now. Tougher macroeconomic conditions will provide challenges, but opportunities still exist to find companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.


Mountain chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
                 Johnson Disciplined
                  Large Company Fund                      S&P 500 Index
12/05                          10000                              10000
3/06                           10607                              10421
6/06                           10327                              10271

            AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2006
                  Disciplined Large      S&P 500
                     Company Fund          Index
 Since Inception          3.27%             2.71%

                    HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Energy                                        19.4%
 Information Technology                        19.1%
 Industrials                                   17.4%
 Financial Services                            11.9%
 Consumer Discretionary                        11.5%
 Healthcare                                    11.2%
 Materials                                      4.0%
 Utilities                                      3.8%
 Cash/Other Assets                              0.9%
 Telecomm Services                              0.8%

--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Disciplined Large Company Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
JOHNSON DYNAMIC GROWTH FUND       PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Johnson Dynamic Growth Fund had a total return of 0.33% through the first half of 2006 compared to a return of -0.93% for the Russell 1000 Growth Index.

Large capitalization growth stocks have continued to underperform large capitalization value stocks so far this year as investors have been concerned with the effects of additional Federal Reserve interest rate increases on economic growth and corporate earnings. As a comparison, the Russell 1000 Value Index has returned 6.56% through the end of June. Traditional growth sectors, such as technology and health care, have seen the worst performance so far this year, with technology losing 6.8% and healthcare dropping 5.7%. These two sectors comprise 43% of the Russell 1000 Growth Index and 49% of the holdings of the Fund. More cyclical and defensive sectors, such as energy, utilities and telecommunications, have seen the best performance. However, these three sectors comprise only 7% of the Index and 5% of the Fund, and the Fund owns no utility or telecommunication stocks.

Our best performing sectors within the Fund have been materials, industrials and energy. Each of these sectors have benefited from continued strong economic growth. Despite the poor performance of healthcare and technology within the benchmark, our holdings in each of these sectors provided strong relative performance as some of the faster growing names within these sectors have been rewarded with higher stock prices.

The Dynamic Growth Fund invests in companies that we feel can offer high sustainable growth in revenues and earnings. An important factor we evaluate in companies is how new trends or new technologies can provide a competitive advantage. While these types of companies can provide very strong long-term capital appreciation, their stock prices tend to be more volatile.

Given the economic and earnings concerns facing the market, we would expect volatility to remain somewhat high. However, we believe investors will still want to own stocks that can continue to provide strong growth despite a slowdown in overall economic activity. In addition, valuations have become much more attractive as growth-oriented stocks have dramatically underperformed value-oriented stocks for three consecutive years.

Mountain chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
                     Johnson Dynamic                       Russell 1000
                         Growth Fund                       Growth Index
12/05                          10000                              10000
3/06                           10507                              10310
6/06                           10033                               9907

            AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2006
                       Dynamic         Russell 1000
                      Growth Fund      Growth Index
 Since Inception          0.33%            -0.93%

                  HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Healthcare                                    25.9%
 Information Technology                        23.5%
 Industrials                                   14.6%
 Financial Services                            10.8%
 Consumer Staples                               7.1%
 Consumer Discretionary                         7.0%
 Energy                                         5.3%
 Materials                                      2.9%
 Cash/Other Assets                              2.9%

--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170. Six month returns are not annualized.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
JOHNSON EQUITY INCOME FUND        PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Johnson Equity Income Fund had a total return of 4.93% through June 30, 2006. This compares favorably to the Standard & Poor's 500 Index return of 2.71%. Dividend paying stocks have returned to favor thus far in 2006, as investor focus seems to have shifted from companies with strong earnings and price momentum to a focus on higher-quality, larger-sized companies paying dividends with sustainable earnings growth that will be less susceptible to an overall economic slowdown. We see short-term interest rates at current levels combined with the significant increase in energy costs over the last couple of years slowing Gross Domestic Product (GDP) growth, which will result in slower corporate earnings growth in the second half of 2006 and into 2007. The U.S. housing market is already feeling the effects of higher short-term interest rates as many homebuilding sales surveys are at their lowest levels since the 1990 recession. This slowdown in the housing market will have a negative effect on employment growth, and slowing house price gains will be a significant headwind for the consumer. Although the risks of a recession are increasing, we believe the economy will only slow to a lower rate of positive growth similar to the 1994-1995 economic environment. Stocks and bonds should perform well if the Federal Reserve ends its interest rate raising campaign and GDP growth settles in between 2-3%.

Given this economic backdrop, a rotation to more defensive sectors occurred in the first half of 2006 as Telecommunications, Utilities, Energy, and Consumer Staples were the best performing sectors within the Standard & Poor's 500 Index. These sectors are characterized by larger-sized companies with above-average dividend yields. The Fund's performance benefited from its two largest sector overweights relative to the S&P 500 Index being Utilities and Consumer Staples. Another positive contributor to the Fund's performance this year has been an overweight in pharmaceutical stocks relative to other health care stocks. The Fund's best performing stocks can be found across several industries. Comcast, up over 27%, has been the best performing stock in the Fund. Other winners with gains greater than 10% include ConocoPhillips, Dover, Verizon Communications, Kellogg, Nokia, and Roche Holdings.

The Fund's largest decliners include American International Group, Target, Microsoft, and Dow Chemical. Given our expectations of an economic slowdown, we are currently re-evaluating our position in Dow Chemical. Dow's largest end markets are housing and automobiles, which are vulnerable to a slowing in consumer spending. We are comfortable continuing to hold the other three stocks and believe these stocks offer good value at current prices.

The Johnson Equity Income Fund invests in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. We seek to achieve the Fund's objective by investing in solid business franchises that currently pay, or have the ability to pay, above average dividend yields and which trade at attractive valuations.


Mountain chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
                      Johnson Equity               S&P 500
                         Income Fund                 Index
12/05                          10000                 10000
3/06                           10453                 10421
6/06                           10493                 10271


                 AVERAGE ANNUAL TOTAL RETURNS
                    AS OF JUNE 30, 2006
                        Equity           S&P 500
                      Income Fund          Index
 Since Inception          4.93%             2.71%

                      HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Financial Services                            20.2%
 Healthcare                                    16.4%
 Industrials                                   13.7%
 Consumer Staples                              13.6%
 Energy                                         8.8%
 Consumer Discretionary                         6.8%
 Information Technology                         6.0%
 Utilities                                      5.9%
 Cash/Other Assets                              5.8%
 Materials                                      2.8%
 Telecomm Services                              2.0%

--------------------------------------------------------------------------------
Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND         PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Johnson Fixed Income Fund provided a -0.37% total return compared to -0.17% for the Lehman Intermediate Government Credit Index during the first six months of 2006. The Fund outperformed the Lipper Intermediate Investment Grade Bond Fund Index category by 0.94%. (The Lipper Intermediate Investment Grade Bond Fund Index is an index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade issues with dollar weighted average maturities of five to ten years.)

Overall market returns have been held down by rising interest rates resulting in falling bond prices. The Federal Reserve increased short-term interest rates by 1.00% during the first half, while longer-term interest rates (as measured by the 10-year Treasury bond) increased 0.75%. These interest rate increases caused negative total returns as bond price declines exceeded coupon payments. The Fixed Income Fund had positive relative performance contributions from its maturity structure and emphasis on non-Treasury securities. The shorter and more dispersed maturity composition of the Fund was beneficial as interest rates increased. In addition, the Fund's emphasis on non-Treasury securities, which provide incremental yield, was marginally beneficial. However, the relative advantage was not enough to offset the Fund's management fee resulting in slight underperformance relative to the index.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle. In this environment, it is likely that interest rate volatility will diminish, making portfolio yield of paramount importance to total returns for the remainder of the year. The Fund will transition to a longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 55% of the assets are rated "AAA" or higher as indicated in the Quality Allocation Chart on this page.



Mountain chart:
$10,000 Initial Investment Since 6/30/1996
                  Fixed Income                Lehman Intermediate
                          Fund            Government Credit Index
6/96                     10000                               9979
                         10178                              10156
                         10456                              10405
                         10361                              10393
1997                     10697                              10699
                         11042                              10988
                         11338                              11223
                         11518                              11398
1998                     11765                              11613
                         12413                              12134
                         12364                              12170
                         12190                              12147
1999                     11973                              12099
                         12005                              12211
                         11909                              12217
                         12061                              12401
2000                     12150                              12611
                         12519                              12974
                         13071                              13453
                         13485                              13909
2001                     13493                              14003
                         14134                              14647
                         13869                              14659
                         13833                              14626
2002                     14391                              15147
                         15082                              15833
                         15278                              16101
                         15483                              16344
2003                     15821                              16788
                         15784                              16785
                         15803                              16795
                         16075                              17211
2004                     15782                              16776
                         16077                              17230
                         16155                              17306
                         16125                              17155
2005                     16479                              17581
                         16423                              17489
                         16508                              17579
                         16425                              17511
2006                     16447                              17548

            AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2006
                        Fixed          Lehman Int.
                      Income Fund        G/C Index
 Six Months              -0.37%            -0.17%
 One Year                -0.20%            -0.18%
 Three Years              1.30%             1.49%
 Five Years               4.04%             4.62%
 Ten Years                5.10%             5.81%

Bar chart:
Quality Allocation
AAA            AA               A              BBB
56.7%          2.8%             30.7%          9.8%


--------------------------------------------------------------------------------
A high level of income over the long term consistent with capital preservation is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND     PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

The Johnson Municipal Income Fund provided a total return of 0.00% during the first six months of 2006 compared to 0.17% for the Lehman 5-Year General Obligation Index. The Fund outperformed the Lipper Intermediate Municipal Bond Fund category by 0.14%. (The Lipper Intermediate Municipal Bond Fund Index is an index of portfolios that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.)

Overall market returns have been held down by rising interest rates resulting in falling bond prices. The Federal Reserve increased short-term interest rates by 1.00% during the first half, while longer-term interest rates (as measured by the 10-year municipal bond) increased 0.75%. These interest rates increases resulted in bond price declines which exactly matched coupon return for the period causing the 0.00% total return. Though security selection was modestly positive, it was not enough to offset the Fund's management fee resulting in slight underperformance.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle very soon. In this environment, it is likely that the total return headwind will dissipate, leading to better returns going forward. As with the first six months of 2006, we expect municipal bonds to perform well compared to taxable bonds, particularly for investors in the 33% tax bracket or higher.

The credit quality of the Municipal Income Fund remains very high. Over 60% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. Over 95% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is eligible for exemption from Ohio state income tax in addition to being eligible for exemption from federal income taxes.

Mountain chart:
$10,000 Initial Investment Since 6/30/1996
            Municipal Income              Lehman Five-Year G.O.
                        Fund               Municipal Bond Index
6/96                   10000                              10076
                       10140                              10240
                       10336                              10464
                       10286                              10447
1997                   10537                              10707
                       10770                              10942
                       10980                              11143
                       11070                              11273
1998                   11175                              11388
                       11485                              11701
                       11550                              11794
                       11608                              11915
1999                   11353                              11777
                       11434                              11880
                       11408                              11877
                       11566                              12015
2000                   11725                              12208
                       11970                              12450
                       12375                              12789
                       12665                              13146
2001                   12728                              13264
                       13056                              13625
                       12951                              13553
                       13041                              13643
2002                   13525                              14194
                       13973                              14670
                       14017                              14773
                       14110                              14955
2003                   14332                              15229
                       14358                              15392
                       14391                              15392
                       14505                              15603
2004                   14277                              15289
                       14560                              15714
                       14639                              15846
                       14531                              15670
2005                   14771                              15976
                       14758                              15957
                       14834                              16016
                       14825                              16024
2006                   14834                              16044

              AVERAGE ANNUAL TOTAL RETURNS
                    AS OF JUNE 30, 2006
                       Municipal       Lehman 5 Year
                      Income Fund       G.O. Index
 Six Months               0.00%             0.17%
 One Year                 0.42%             0.43%
 Three Years              1.16%             1.75%
 Five Years               3.11%             3.88%
 Ten Years                4.02%             4.76%


 Bar chart:
 Quality Allocation
 AAA          AA           A           NR
 64.8%        22.4%        7.3%        5.5%

--------------------------------------------------------------------------------
Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON GROWTH FUND     PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
CONSUMER DISCRETIONARY
   Coach*                                                15,200          454,480
   Comcast*                                              30,500          999,790
   Target Corporation                                    19,500          952,965
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 4.8% .......................     $  2,407,235
CONSUMER STAPLES
   Cadbury Schweppes                                     27,365        1,062,309
   Kellogg                                               23,600        1,142,948
   Pepsico, Incorporated                                 18,000        1,080,720
   Procter & Gamble                                      28,400        1,579,040
   Wal-Mart Stores, Inc.                                 21,800        1,050,106
                                                                    ------------
     TOTAL CONSUMER STAPLES: 11.7% ............................     $  5,915,123
ENERGY
   Conoco Phillips                                       14,900          976,397
   Exxon Mobil Corporation                               17,282        1,060,251
   Nabors Industries*                                    27,600          932,604
   Peabody Energy Corporation                             8,600          479,450
                                                                    ------------
     TOTAL ENERGY: 6.8% .......................................     $  3,448,702
FINANCIAL SERVICES
   Allstate Corporation                                  28,200        1,543,386
   American International Group, Inc.                    24,625        1,454,106
   B B & T Corporation                                   23,200          964,888
   Bank of New York Co., Inc.                            33,500        1,078,700
   CIT Group                                             19,400        1,014,426
   Citigroup, Incorporated                               21,500        1,037,160
   Fifth Third Bancorp                                   25,130          928,554
   J.P. Morgan Chase & Company                           23,900        1,003,800
   US Bancorp                                            31,000          957,280
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 19.8% ..........................     $  9,982,300
UTILITIES
   Dominion Resources                                    13,500        1,009,665
   SCANA Corporation                                     26,200        1,010,796
                                                                    ------------
     TOTAL UTILITIES: 4.0% ....................................     $  2,020,461
HEALTH CARE
   Amgen*                                                12,800          834,944
   Covance, Inc.*                                        17,500        1,071,350
   Johnson & Johnson                                     17,400        1,042,608
   Medtronic, Inc.                                       20,300          952,476
   Novartis                                              19,200        1,035,264
   Roche Holdings                                        14,000        1,158,500
   Stryker Corporation                                   23,800        1,002,218
   TEVA Pharmaceutical                                   25,600          808,704
   United Healthcare Corp.                               19,000          850,820
   Wellpoint Inc.*                                       14,000        1,018,780
                                                                    ------------
     TOTAL HEALTH CARE: 19.4% .................................     $  9,775,664



COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
INDUSTRIALS
   Emerson Electric                                      12,700        1,064,387
   General Electric Company                              55,690        1,835,542
   Ingersoll Rand                                        26,000        1,112,280
   L-3 Communications Holdings                           12,700          957,834
   3M Company                                            13,700        1,106,549
   United Parcel Service                                 14,200        1,169,086
                                                                    ------------
     TOTAL INDUSTRIALS: 14.4% .................................     $  7,245,678
INFORMATION TECHNOLOGY
   Akamai Technologies*                                  17,500          633,325
   Cisco Systems, Inc.*                                  50,800          992,124
   EMC*                                                  79,100          867,727
   Intel Corporation                                     58,500        1,111,500
   Microsoft Corporation                                 39,800          927,340
   Nokia Corporation ADR **                              47,300          958,298
   Oracle Corporation*                                   74,270        1,076,172
   Seagate Technology                                    21,200          479,968
   Texas Instruments                                     32,200          975,338
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 15.9% ......................     $  8,021,792
MATERIALS
   Air Products and Chemicals                             7,900          504,968
   BHP Billiton Limited                                  11,700          503,919
   Dow Chemical Company                                  11,000          429,330
                                                                    ------------
     TOTAL MATERIALS: 2.8% ....................................     $  1,438,217

     TOTAL COMMON STOCKS: 99.6% ...............................     $ 50,255,172
   (Common Stock Identified Cost $45,732,393)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield ***                                   206,851
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 0.4% .............................     $    206,851
       (Cash Equivalents Identified
         Cost $206,851)
TOTAL PORTFOLIO VALUE: 100.0% .................................     $ 50,462,023
   (Total Portfolio Identified Cost $45,939,244)
   Other Assets Less Liabilities: 0.0% ........................     $    (8,650)
TOTAL NET ASSETS: 100.0% ......................................     $ 50,453,373


   * Non-income producing security.
  ** American Depository Receipt.
 *** Variable rate security, the coupon rate shown represents the rate as of June 30, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND                                PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
CONSUMER DISCRETIONARY
   Beazer Homes Usa, Inc.                                11,200          513,744
   Circuit City Stores, Incorporated                     32,900          895,538
   Dillard's, Inc. Class A                               21,700          691,145
   Brinker International, Inc.                           20,500          744,150
   Penney, J.C. Company, Incorporated                    13,600          918,136
   KB Home Corporation                                    7,300          334,705
   Lennar Corporation - Class A                          14,000          621,180
   Meritage Homes*                                       13,600          642,600
   Regal Entertainment Group                             42,000          853,440
   Ross Stores, Inc                                      28,500          799,425
   Whirlpool Corporation                                  8,900          735,585
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 8.2% .......................     $  7,749,648
CONSUMER STAPLES
   Pilgrim's Pride                                       22,000          567,600
   Rite Aid Corporation*                                176,000          746,240
   Spectrum Brands, Inc.*                                52,400          677,008
                                                                    ------------
     TOTAL CONSUMER STAPLES: 2.1% .............................     $  1,990,848
ENERGY
   BJ Services Company                                   22,900          853,254
   Cooper Cameron Corporation*                           18,000          859,860
   Chesapeake Energy Corporation                         29,300          886,325
   Consol Energy                                         21,300          995,136
   Diamond Offshore Drilling                             10,200          856,086
   Denbury Resources*                                    27,100          858,257
   Ensco International, Inc.                             15,700          722,514
   Grant Prideco Inc*                                    16,900          756,275
   Hess Corporation                                      21,300        1,125,705
   Helmerich & Payne, Incorporated                       10,700          644,782
   Pride International*                                  23,500          733,905
   Patterson-Uti Energy, Inc.                            20,700          586,017
   Rowan Companies, Incorporated*                        21,100          750,949
   Tidewater Inc.                                        15,900          782,280
   Unit Corporation*                                     14,200          807,838
   Western Gas                                           16,100          963,585
   XTO Energy                                            17,100          757,017
                                                                    ------------
     TOTAL ENERGY: 14.8% ......................................     $ 13,939,785
INDUSTRIALS
   AMR Corporation*                                      40,400        1,026,968
   Armark Corporation                                    27,200          900,592
   CSX Corporation                                       16,000        1,127,040
   Cummins Engine, Incorporated                          10,500        1,283,625
   Eaton Corporation                                     11,100          836,940
   Fluor Corporation                                      9,400          873,542
   Joy Global Inc.                                       23,700        1,234,533
   L-3 Communications Holdings Inc                       10,000          754,200
   Manpower, Inc.                                        13,300          859,180
   Navistar International*                               25,800          634,938


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
INDUSTRIALS, CONTINUED
   Norfolk Southern Corporation                          18,900        1,005,858
   Parker Hannifin Corporation                           11,000          853,600
   Steelcase, Inc.                                       46,000          756,700
   Swift Transportation Company*                         26,600          844,816
   Timken Company                                        29,850        1,000,274
                                                                    ------------
     TOTAL INDUSTRIALS: 14.9% .................................     $ 13,992,806
MATERIALS
   Freeport McMoran Copper & Gold                        14,700          814,527
   Florida Rock Industries, Inc.                         13,800          685,446
   Louisiana Pacific Corporation                         26,000          569,400
   Martin Marietta Materials, Inc.                        6,000          546,900
   Southern Copper Corporation                           10,700          953,691
   Phelps Dodge Corporation                              16,000        1,314,560
                                                                    ------------
     TOTAL MATERIALS: 5.2% ....................................     $  4,884,524
FINANCIAL SERVICES
   American Capital Strategies                           20,450          684,666
   Americredit Corporation*                              34,125          952,770
   Blackrock, Inc.                                        6,800          946,356
   CIT Group Inc.                                        16,300          852,327
   CB Richard Ellis*                                     30,000          747,000
   Commerce Bancorp Inc/Nj                               22,500          802,575
   Crescent Real Estate                                  40,900          759,104
   Fidelity National Financial Inc                       17,600          685,520
   First American Financial
     Corporation                                         19,400          820,038
   Hudson City Bancorp, Inc.                             60,000          799,800
   HCC Insurance Holdings Inc                            24,375          717,600
   Health Care REIT Inc.                                 22,300          779,385
   Hospitality Properties Trust                          19,050          836,676
   Janus Capital Group Inc.                              41,500          742,850
   Kimco Realty                                          21,700          791,833
   Marshall & Ilsley Corp                                17,100          782,154
   Nationwide Financial Services, Inc.                   17,700          780,216
   Prologis Trust                                        15,420          803,690
   Radian Group Inc                                      12,200          753,716
   SEI Investments Company                               18,700          914,056
   Synovus Financial Corporation                         25,700          688,246
   Unitrin, Inc.                                         16,400          714,876
   W.R. Berkley Corporation                              33,750        1,151,887
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 19.6% ..........................     $ 18,507,341
HEALTH CARE
   Amerigroup Corporation*                               37,000        1,148,480
   Amerisourcebergen Corporation                         20,000          838,400
   Cerner Corporation*                                   19,800          734,778
   Community Health Systems Inc.*                        22,700          834,225
   Emdeon Corporation*                                   64,700          802,927
   Fisher Scientific International Inc.*                 11,600          847,380
   King Pharmaceuticals, Inc.*                           48,200          819,400
   Lifepoint Hospitals, Inc.*                            27,300          877,149
   McKesson HBOC, Inc.                                   23,150        1,094,532
   PDL BioPharma Inc.*                                   28,000          515,480
                                                                    ------------
     TOTAL HEALTH CARE: 9.0%. .................................     $  8,512,751


   *  Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND                                PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
INFORMATION TECHNOLOGY
   Affiliated Computer Services - A*                     12,500          645,125
   Akamai Technologies*                                  42,400        1,534,456
   Advanced Micro Devices*                               20,700          505,494
   Arrow Electronics, Incorporated*                      24,200          779,240
   Avnet Inc.*                                           29,500          590,590
   AVX Corporation                                       47,200          745,288
   Broadcom Corp*                                        19,400          588,402
   Cree Inc*                                             27,750          659,340
   Computer Sciences Corporation*                        14,100          684,696
   Electronic Data Systems Corp                          30,500          733,830
   Freescale Semiconductor Inc.*                         30,300          890,820
   Hewitt Associates, Inc.*                              28,900          649,672
   Ingram Micro, Inc.*                                   33,400          605,542
   Intersil Corporation                                  32,200          748,650
   Jabil Circuit, Inc.                                   28,000          716,800
   Lam Research Corporation*                             28,000        1,308,160
   LSI Logic Corp.*                                      80,300          718,685
   MEMC Electronic Materials Inc.*                       23,800          892,500
   Micron Technology Incorporated*                       53,600          807,216
   National Semiconductor Corporation                    27,400          653,490
   Nvidia Corp*                                          51,600        1,098,564
   Solectron Corporation*                               114,300          390,906
   Sandisk*                                               7,900          402,742
   Sabre Holdings Corporation                            22,200          488,400
   Vishay Intertechnology,
     Incorporated*                                       53,000          833,690
   Western Digital Corporation*                          58,500        1,158,885
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 21.0% ......................     $ 19,831,183



COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
UTILITIES
   Atmos Energy Corporation                              24,900          694,959
   Centerpoint Energy Incorporated                       59,500          743,750
   Constellation Energy Group                            15,500          845,060
   Oge Energy Corporation                                24,100          844,223
   Pepco Holdings Inc                                    29,600          697,968
   WPS Resources Corporation                             12,000          595,200
                                                                    ------------
     TOTAL UTILITIES: 4.7% ....................................     $  4,421,160

TOTAL COMMON STOCKS: 99.5 .....................................     $ 93,830,046
   (Common Stock Identified Cost $79,526,036)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield **                                    464,982
                                                                    ------------
     TOTAL CASH EQUIVALENTS: .5% ..............................     $    464,982
       (Cash Equivalents Identified
         Cost $464,982)
TOTAL PORTFOLIO VALUE: 100.0% .................................     $ 94,295,028
   (Total Portfolio Identified Cost $79,991,017)
   Other Assets Less Liabilities: 0.0% ........................     $   (12,858)
TOTAL NET ASSETS: 100.0% ......................................     $ 94,282,170

   * Non-income producing security
  ** Variable rate security; the rate shown represents the rate as of June 30, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
JOHNSON REALTY FUND     PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
APARTMENTS
   Apartment Investment
     and Management, Co.                                  3,900          169,455
   Archstone Smith Trust                                 14,555          740,413
   Avalon Bay Communities, Inc.                           5,592          618,587
   BRE Properties, Inc. Class A                           4,500          247,500
   Camden Property Trust                                  3,500          257,425
   Equity Residential Properties Trust                   19,950          892,363
   Essex Property Trust, Inc.                             1,870          208,804
   Home Properties of NY                                  4,500          249,795
   Mid-America Apartment
     Communities, Inc.                                    1,500           83,625
   United Dominion Realty Trust, Inc.                    10,000          280,100
                                                                    ------------
     TOTAL APARTMENTS: 19.7% ..................................     $  3,748,067
DIVERSIFIED
   Crescent Real Estate Equities
     Company                                             11,000          204,160
   Glenborough Realty Trust, Inc.                         9,000          193,860
   Global Signal                                          5,500          254,760
   Green Realty                                           1,100          120,417
   Lexington Corporate Properties Trust                   9,000          194,400
   Reckson Associates Realty Corp                         4,500          186,210
   Vornado Realty Trust                                   8,300          809,665
                                                                    ------------
     TOTAL DIVERSIFIED: 10.3% .................................     $  1,963,472
FINANCIAL SERVICES
   Education Realty                                       4,000           66,600
   Lasalle Hotel                                          2,500          115,750
   Trizec Properties                                      8,000          229,120
                                                                    ------------
     TOTAL FINANCE: 2.2% ......................................     $    411,470
HEALTH CARE
   Health Care Property Investors                        11,800          315,532
   Health Care REIT                                       3,700          129,315
   Healthcare Realty Trust Inc.                           2,800           89,180
                                                                    ------------
     TOTAL HEALTH CARE: 2.8% ..................................     $    534,027
LODGING AND HOTELS
   Host Hotels & Resorts, Inc.                           32,397          708,522
   Hospitality Property                                   5,800          254,736
   Senior Housing Properties Trust                        6,500          116,415
   Starwood Hotels & Resorts                              3,100          187,054
                                                                    ------------
     TOTAL LODGING AND HOTELS: 6.7% ...........................     $  1,266,727
MATERIALS
   Plum Creek Timber Co., Inc.                           13,000          461,500
                                                                    ------------
     TOTAL MATERIALS: 2.4%. ...................................     $    461,500
OFFICE AND INDUSTRIAL
   American Financial Realty                              4,000           38,720
   Alexandria Real Estate Equities                        3,000          266,040
   AMB Property Corporation                               6,700          338,685


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
OFFICE AND INDUSTRIAL, CONTINUED
   Boston Properties, Inc.                                6,675          603,420
   Biomed Realty Trust                                    3,000           89,220
   Duke Realty Corp.                                      9,860          346,579
   Equity Office Properties                              20,880          762,329
   Mack-Cali Realty Trust                                 4,795          220,186
   Kilroy Realty Corporation                              4,345          313,926
   Liberty Property Trust                                 8,630          381,446
   Prologis Trust                                        18,880          984,026
                                                                    ------------
     TOTAL OFFICE AND INDUSTRIAL: 22.8% .......................     $  4,344,577
RETAIL
   CBL and Associates Properties, Inc.                    6,000          233,580
   Commercial Net Lease Realty                            9,000          179,550
   Developers Diversified Realty                          8,325          434,399
   Equity One                                             7,000          146,300
   General Growth Properties                             15,705          707,667
   Kimco Realty Corporation                              15,204          554,794
   Macerich Company                                       4,330          303,966
   Mills Corporation                                      4,500          120,375
   New Plan Excel Realty Trust                            9,000          222,210
   Pan Pacific Retail                                     2,500          173,425
   Pennsylvania REIT                                      4,000          161,480
   Regency Centers Corporation                            5,575          346,486
   Simon Property Group, Inc.                            13,922        1,154,691
   Tanger Factory Outlet Centers                          4,100          132,717
   Weingarten Realty Investors                            8,913          341,190
                                                                    ------------
     TOTAL RETAIL: 27.4% ......................................     $  5,212,830
STORAGE
   Public Storage, Inc.                                   9,000          683,100
   Shurgard Storage Centers                               5,000          312,500
                                                                    ------------
     TOTAL STORAGE: 5.2% ......................................     $    995,600

TOTAL COMMON STOCKS: 99.5% ....................................     $ 18,938,270
   (Common Stock Identified Cost $10,241,792)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Total Materials: 2.8%                                                35,161
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 0.2% .............................     $     35,161
       (Cash Equivalents Identified
         Cost $35,161)
TOTAL PORTFOLIO VALUE: 99.7% ..................................     $ 18,973,431
   (Total Portfolio Identified Cost $10,276,953)
   Other Assets Less Liabilities: 0.3% ........................     $     49,065
TOTAL NET ASSETS: 100.0% ......................................     $ 19,022,496

    * Variable rate security; the coupon rate shown represents the rate at June 30, 2006.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED SMALL COMPANY FUND                  PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
MATERIALS
   Aleris International Inc*                              1,120           51,352
   Brush Wellman Incorporated*                            2,800           58,380
   Cleveland-Cliffs, Incorporated                           560           44,402
   Eagle Materials Inc                                     1400           66,500
   Headwaters*                                              980           25,049
   NS Group, Incorporated*                                1,250           68,850
   Quanex Corporation                                       990           42,639
   Polyone Corporation*                                   5,240           46,007
   Ryerson Inc.                                           2,140           57,780
   Schnitzer Steel Industries, Inc.                       1,630           57,832
   Schulman (A.) Inc.                                     1,900           43,491
   Wheeling-Pittsburg*                                      920           18,299
                                                                    ------------
     TOTAL MATERIALS: 8.2% ....................................     $    580,581
INDUSTRIALS
   Accuride Corporation*                                  5,760           71,770
   Alaska Air Group, Inc.*                                  990           39,026
   A. O. Smith Corporation                                 1070           49,605
   American Science And
     Engineering, Inc.*                                    1550           89,776
   Bucyrus International                                   1170           59,085
   Builders Firstsource Inc.*                              2300           46,828
   General Cable*                                         1,800           63,000
   Dynamic Materials Corporation                          1,400           47,222
   Escala Group, Inc.*                                    6,160           28,829
   Frontier Airlines*                                     5,100           36,771
   Huttig Building Products, Inc.*                        6,540           52,974
   Hub Group, Inc. - Class A*                             2,480           60,834
   Kaman Corporation                                      2,400           43,680
   Labor Ready*                                           1,950           44,168
   Mesa Air Group, Inc.*                                  3,300           32,505
   Nutrisystem*                                             780           48,461
   Pinnacle Airlines*                                     8,580           60,403
   Regal-Beloit Corporation                               1,000           44,150
   Republic Airways Hld*                                  2,450           41,699
   Railamerica*                                           3,290           34,413
   Rush Enterprises, Inc. - Class A*                      2,340           42,518
   SCS Transportation*                                    1,400           38,542
   Skywest Inc                                            2,220           55,056
   Wesco International*                                   2,260          150,878
   Expressjet Hldgs*                                      1,310            9,052
   US Xpress Enterprises 'A'*                             2,510           67,820
                                                                    ------------
     TOTAL INDUSTRIALS: 19.2% .................................     $  1,359,065
CONSUMER STAPLES
   Hansen Natural Corporation*                              420           79,955
   Pantry*                                                  870           50,060
   Spartan Stores, Inc.                                   4,200           61,446
                                                                    ------------
     TOTAL CONSUMER STAPLES: 2.7% .............................     $    191,461


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
CONSUMER DISCRETIONARY
   Building Materials Holdings Corp                       1,630           45,428
   The Bon-Ton Stores                                     2,340           51,199
   Brown Shoe Company, Inc.                                1065           36,295
   Brightpoint, Inc.*                                      3600           48,600
   Charlotte Russe Holding Inc.*                          2,100           50,274
   Charming Shoppes, Inc.*                                2,900           32,596
   The Dress Barn, Inc.*                                  1,940           49,179
   Kimball International - Class B                        3,480           68,591
   Lifetime Brands, Inc.                                  2,400           52,008
   Lodgian, Inc.*                                         4,600           65,550
   New York & Company, Inc.*                              2,430           23,741
   Steven Madden, Ltd.*                                   1,770           52,427
   World Wrestling Entertainment, Inc.                    2,430           41,043
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 8.7% .......................     $    616,931
ENERGY
   Alpha Natural Resources Inc.*                           2500           49,050
   Bronco Drilling Company Inc.*                           2850           59,537
   Callon Petroleum Company*                              1,700           32,878
   Edge Petroleum Corporation*                            1,970           39,361
   Frontier Oil Corporation                               3,920          127,008
   Giant Industries, Inc.*                                  840           55,902
   Grey Wolf, Inc.*                                       6,600           50,820
   Helix Energy Solutions Group Inc.*                     1,710           69,016
   Hornbeck Offshore Services, Inc.*                      1,610           57,187
   KCS Energy*                                            2,110           62,667
   Lufkin Industries                                      1,200           71,316
   Maverick Tube Corporation*                               880           55,607
   Newpark Resources, Inc.*                                7800           47,970
   Oil States International, Inc.*                        1,140           39,079
   Pioneer Drilling Company*                              2,920           45,085
   Parker Drilling Company*                               7,850           56,363
   RPC Inc.                                               2,300           55,844
   Swift Energy Company*                                  1,200           51,516
   Todco*                                                   870           35,540
   TransMontaigne*                                        3,900           43,719
   W&T Offshore, Inc.                                     1,240           48,224
                                                                    ------------
     TOTAL ENERGY: 16.3% ......................................     $  1,153,689
FINANCIAL SERVICES
   Argonaut Group, Inc.*                                   1470           44,159
   Ashford Hospitality Trust                              5,520           69,662
   Asta Funding, Inc.                                     1,300           48,607
   Bristol West Hldgs                                     3,030           48,480
   Century Business Services *                            6,700           49,647
   Corus Bankshares, Inc.                                  1960           51,313
   Delphi Financial Group, Inc.                            1155           41,996
   EMC Insurance Group                                    1,850           53,206
   First Regional Bancorp*                                  420           36,960
   Landamerica Financial Group                              870           56,202
   National Interstate Corporation                         2800           75,936
   OptionsXpress Holdings Inc.                            1,700           39,627
   Phoenix Companies Inc                                  2,930           41,254
   Bankrate*                                              1,130           42,669
   Safety Insurance Group, Inc.                             750           35,663

    * Non-income producing security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED SMALL COMPANY FUND                  PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
FINANCIAL SERVICES, CONTINUED
   Stewart Info Services                                    710           25,780
   Texas Capital Bancshares, Inc.*                        1,660           38,678
   Tower Group, Inc.                                      1,790           54,147
   Wilshire Bancorp, Inc.                                 2,220           40,004
   West Bancorporation                                    2,340           43,688
   Winston Hotels, Inc.                                   4,290           52,552
   Zenith National Insurance                                930           36,893
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 14.6% ..........................     $  1,027,123
HEALTHCARE
   Alkermes, Inc.*                                        2,700           51,084
   Aspect Medical Systems, Inc.*                          1,500           26,160
   Candela Corporation*                                   2,480           39,333
   Intuitive Surgical, Inc.*                                340           39,100
   K-V Pharmaceutical Company -
     Class A*                                             1,890           35,267
   Luminex Corporation*                                   2,980           51,822
   Somanetics Corporation*                                1,800           34,380
                                                                    ------------
     TOTAL HEALTHCARE: 3.9% ...................................     $    277,146
INFORMATION TECHNOLOGY
   Advanced Energy Industries, Inc.*                      3,200           42,368
   Amkor Technology*                                      5,900           55,814
   Atheros Communications*                                2,130           40,577
   Blue Coat Systems, Inc.*                               2,240           37,766
   Cohu, Inc.                                             2,800           49,140
   Conexant Systems Inc.*                                18,700           46,750
   Cirrus Logic Inc*                                      6,700           54,538
   Cybersource Corporation*                               6,200           72,540
   Digitas Inc.*                                          2,800           32,536
   Dot Hill Systems*                                     11,700           40,014
   Glenayre Technologies, Inc.*                          17,000           44,880
   Interdigital Communications Corp*                      2,050           71,566
   Intevac, Inc.*                                         2,150           46,612
   Jupitermedia Corporation*                              2,570           33,410
   Komag*                                                 1,010           46,642
   Mantech International*                                 1,300           40,118
   Homestore, Inc.*                                       8,000           43,840
   Monolithic Power Systems*                              3,000           35,490
   MPS Group, Inc.*                                       2,530           38,102
   Netscout Systems Inc.*                                 6,690           59,675
   Omnivision Technologies*                               2,310           48,787


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
INFORMATION TECHNOLOGY, CONTINUED
   On Semiconductor Corp*                                 9,700           57,036
   Palm Inc.*                                             2,540           40,894
   Pericom Semiconductor
     Corporation*                                         6,200           51,460
   Photronics*                                            2,710           40,108
   Portalplayer Inc.*                                     5,270           51,699
   RealNetworks Inc.*                                     5,100           54,570
   Silicon Image*                                         4,700           50,666
   Standard Microsystems*                                 1,790           39,076
   Startek, Inc.                                          2,360           35,282
   Sykes Enterprises Inc*                                 2,980           48,157
   Sypris Solutions                                       3,700           34,965
   Trident Microsys*                                      2,980           56,560
   TTM Technologies, Inc.*                                3,800           54,986
   Valueclick*                                            2,200           33,770
   Websidestory, Inc.*                                    2,870           35,014
   Westell Technologies*                                  6,800           14,892
   Zoran*                                                 2,300           55,982
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 24.6% ......................     $  1,736,282
UTILITIES
   The Laclede Group, Inc.                                1,450           49,822
                                                                    ------------
     TOTAL UTILITIES: 0.7% ....................................     $     49,822

TOTAL COMMON STOCKS: 99.1% ....................................     $  6,992,100
   (Common Stock Identified Cost $6,676,381)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield **                                     64,602
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 0.9% .............................     $     64,602
       (Cash Equivalents Identified
         Cost $64,602)
TOTAL PORTFOLIO VALUE: 100% ...................................     $  7,056,702
   (Total Portfolio Identified Cost $6,740,983)
   Other Assets Less Liabilities: 0.0% ........................     $        230
TOTAL NET ASSETS: 100.0% ......................................     $  7,056,932

    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED LARGE COMPANY FUND                  PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
MATERIALS
   Freeport McMoran Copper & Gold                         1,850          102,509
   Louisiana Pacific Corporation                          3,430           75,117
   Nucor Corporation                                       1400           75,950
   Phelps Dodge Corporation                               1,120           92,019
                                                                    ------------
     TOTAL MATERIALS: 4.0% ....................................     $    345,595
INDUSTRIALS
   Burlington Northern Santa Fe Corp                        600           47,550
   Cummins Engine, Incorporated                             890          108,803
   CSX Corporation                                        1,220           85,937
   Eaton Corporation                                      1,180           88,972
   Fluor Corporation                                        820           76,202
   General Dynamics Corporation                             660           43,203
   Ingersoll-Rand Company                                 2,300           98,394
   L-3 Communications Holdings Inc                         1080           81,454
   Lockheed Martin Corporation                              430           30,848
   Southwest Airlines                                     5,600           91,672
   Monster Worldwide*                                     1,030           43,940
   Navistar International*                                3,580           88,104
   Northrop Grumman                                       1,390           89,043
   Norfolk Southern Corporation                           1,860           98,989
   Parker Hannifin Corporation                            1,020           79,152
   Raytheron Company                                      1,950           86,912
   Ryder System, Incorporated                             1,630           95,241
   Robert Half International, Inc.                        2,200           92,400
   Union Pacific Corporation                                910           84,594
                                                                    ------------
     TOTAL INDUSTRIALS: 17.4% .................................     $  1,511,410
TELECOMM SERVICES
   Citizens Communications Company                        5,600           73,080
                                                                    ------------
     TOTAL TELECOMM SERVICES: 0.8% ............................     $     73,080
CONSUMER DISCRETIONARY
   Brunswick Corporation                                  2,070           68,828
   Circuit City Stores, Incorporated                      2,780           75,672
   Carnival Corporation                                   1,490           62,193
   Dillard's, Inc. Class A                                3,400          108,290
   Dollar General Corporation                             3,600           50,328
   Home Depot, Inc.                                        2340           83,749
   Penney, J.C. Company, Incorporated                     1,290           87,088
   Nordstrom, Incorporated                                1,830           66,795
   KB Home Corporation                                    1,180           54,103
   Lennar Corporation - Class A                           1,790           79,422
   Lowes Companies, Incorporated                           1460           88,578
   Sears Holdings Corporation*                              660          102,498
   Whirlpool Corporation                                    850           70,252
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 11.5% ......................     $    997,796


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
ENERGY
   Anadarko Petroleum Corporation                          1970           93,949
   Apache Corporation                                     1,020           69,615
   Baker Hughes, Incorporated                             1,170           95,765
   BJ Services Company                                    2,380           88,679
   Chesapeake Energy Corporation                          2,900           87,725
   ConocoPhillips                                         1,654          108,387
   Chevron Corporation                                      738           45,800
   Devon Energy Corporation                               1,280           77,325
   Eog Resources, Inc.                                      960           66,566
   Halliburton Company                                     1210           89,794
   Hess Corporation                                        1500           79,275
   USX - Marathon Group Inc.                                490           40,817
   Nabors Industries, Incorporated*                       2,940           99,343
   Noble Corporation                                       1150           85,583
   Rowan Companies, Incorporated                          2,520           89,687
   Schlumberger Ltd.                                       1240           80,736
   Sunoco, Inc.                                             760           52,660
   Valero Energy Corporation                              1,240           82,485
   Weatherford International, Inc.*                       1,930           95,767
   Williams Companies Inc                                 3,200           74,752
   XTO Energy, Inc.                                       1,930           85,441
                                                                    ------------
     TOTAL ENERGY: 19.4% ......................................     $  1,690,151
FINANCIAL SERVICES
   CIT Group Inc.                                         1,370           71,637
   E*Trade Group Inc*                                     2,850           65,037
   First Horizon National Corporation                     1,150           46,230
   Hartford Financial Svcs. Group, Inc.                    1010           85,446
   Janus Capital Group Inc.                               3,980           71,242
   Kimco Realty                                           2,230           81,373
   Lincoln National Corporation                           1,400           79,016
   Mellon Financial Corporation                           1,900           65,417
   Metlife, Inc.                                          1,370           70,158
   Marshall & Ilsley Corp                                 1,620           74,099
   M & T Bank Corp                                          770           90,798
   PNC Financial Services Group, Inc.                      1310           91,923
   Synovus Financial Corporation                          2,410           64,540
   Unumprovident Corporation                              4,500           81,585
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 11.9% ..........................     $  1,038,501
HEALTHCARE
   Amerisourcebergen Corporation                          1,510           63,299
   Caremark Rx, Inc.                                       1940           96,748
   Quest Diagnostics, Inc.                                1,620           97,070
   Express Scripts Inc Class A*                            1510          108,327
   Fisher Scientific International Inc.*                    600           43,830
   Gilead Sciences Inc*                                   1,590           94,064


   * Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED LARGE COMPANY FUND                  PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
HEALTHCARE, CONTINUED
   Humana Incorporated*                                   2,220          119,214
   King Pharmaceuticals, Inc.*                            4,660           79,220
   McKesson Hboc, Inc.                                    1,530           72,338
   Medco Health Solutions, Inc.*                          1,780          101,958
   Wellpoint Inc.*                                         1360           98,967
                                                                    ------------
     TOTAL HEALTHCARE: 11.2% ..................................     $    975,035
INFORMATION TECHNOLOGY
   Apple Computer, Incorporated*                          1,370           78,460
   Affiliated Computer Services- A*                       1,760           90,834
   Advanced Micro Devices*                                3,620           88,400
   Avaya, Inc.*                                           6,400           73,088
   Broadcom Corp*                                         3,080           93,416
   Computer Sciences Corporation*                           770           37,391
   Electronic Data Systems Corporation                    3,430           82,526
   Freescale Semiconductor Inc.*                          3,030           89,082
   Gateway 2000, Inc.*                                   50,600           96,140
   Hewlett-Packard Company                                1,230           38,966
   Jabil Circuit, Inc.                                    3,160           80,896
   LSI Logic Corp.*                                      10,240           91,648
   Motorola Inc.                                          3,500           70,525
   Micron Technology Incorporated*                        5,070           76,354
   National Semiconductor Corporation                     3,070           73,220
   Nvidia Corp*                                           3,100           65,999
   PMC-Sierra, Inc.*                                      8,900           83,660
   Qlogic Corp*                                           3,740           64,478
   Sanmina Corporation*                                   9,500           43,700
   Solectron Corporation*                                21,900           74,898
   Terradyne*                                              5700           79,401
   Texas Instruments, Inc.                                 2750           83,297
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 19.1% ......................     $  1,656,379


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
UTILITIES
   AES Corporation*                                       5,100           94,095
   Constellation Energy Group                             1,810           98,681
   Centerpoint Energy Incorporated                        3,940           49,250
   Nicor Incorporated                                     2,030           84,245
                                                                    ------------
     TOTAL UTILITIES: 3.8% ....................................     $    326,271

TOTAL COMMON STOCKS: 99.1% ....................................     $  8,614,218
   (Common Stock Identified Cost $8,618,745)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield **                                     76,822
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 0.9% .............................     $     76,822
       (Cash Equivalents Identified
         Cost $76,822)
TOTAL PORTFOLIO VALUE: 100.0% .................................     $  8,691,040
   (Total Portfolio Identified Cost $8,695,567)
   Other Assets Less Liabilities: 0.0% ........................     $      3,138
TOTAL NET ASSETS: 100.0% ......................................     $  8,694,178

    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at June 30, 2006.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
JOHNSON DYNAMIC GROWTH FUND                             PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
MATERIALS
   BHP Billiton Ltd ADR **                                1,460           62,882
                                                                    ------------
     TOTAL MATERIALS: 2.9% ..............................           $     62,882
INDUSTRIALS
   Danaher Corporation                                      540           34,733
   Dover Corporation                                        860           42,510
   General Electric Company                               2,020           66,579
   Ingersoll-Rand Company                                  1025           43,849
   L-3 Communications Holdings Inc                          625           47,136
   Norfolk Southern Corporation                             830           44,173
   United Parcel Service - Class B                          500           41,165
                                                                    ------------
     TOTAL INDUSTRIALS: 14.6% ...........................           $    320,145
CONSUMER STAPLES
   Pepsico, Incorporated                                    730           43,829
   Procter & Gamble Company                                1210           67,276
   Wal-Mart Stores, Inc.                                    910           43,835
                                                                    ------------
     TOTAL CONSUMER STAPLES: 7.1% .......................           $    154,940
CONSUMER DISCRETIONARY
   Comcast Corporation Class A Special*                     615           20,160
   Coach, Inc.*                                           1,500           44,850
   Dick's Sporting Goods, Inc.*                            1215           48,114
   Lowes Companies, Incorporated                            655           39,739
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 7.0% .................           $    152,863
ENERGY
   Diamond Offshore Drilling                                525           44,063
   Peabody Energy Corporation                               470           26,202
   Nabors Industries, Incorporated*                        1330           44,941
                                                                    ------------
     TOTAL ENERGY: 5.3% .................................           $    115,206
FINANCIAL SERVICES
   American International Group, Inc.                      1030           60,822
   Bank of New York Co., Inc.                              1275           41,055
   Citigroup, Inc.                                         1080           52,099
   CIT Group Inc.                                           760           39,740
   Merrill Lynch and Company,
     Incorporated                                           605           42,084
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 10.8% ....................           $    235,800
HEALTHCARE
   Allergan, Inc.                                           215           23,061
   Amgen Inc.*                                              985           64,252
   Caremark Rx, Inc.*                                       900           44,883
   Covance, Inc.*                                          1101           67,403


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
HEALTHCARE,  CONTINUED
   Gilead Sciences Inc.                                     780           46,145
   Henry Schein, Inc.*                                      850           39,721
   Novartis Ag-Adr                                         1230           66,322
   Roche Holdings Limited - Adr                             860           71,165
   Stryker Corporation                                      940           39,583
   Teva Pharmaceuticals                                    1185           37,434
   Wellpoint Inc.*                                          910           66,221
                                                                    ------------
     TOTAL HEALTHCARE: 25.9% ..................................     $    566,190
INFORMATION TECHNOLOGY
   Analog Devices, Inc.                                    1120           35,997
   Akamai Technologies*                                   1,310           47,409
   ATI Technologies Inc.*                                 2,690           39,274
   Cree Inc*                                              1,810           43,006
   Salesforce.Com, Inc.*                                  1,455           38,790
   Cisco Systems, Inc.*                                   1,970           38,474
   Ebay Inc*                                                700           20,503
   EMC Corporation*                                       3,460           37,956
   Google Inc. - Class A*                                    45           18,870
   Intel Corporation                                      2,150           40,850
   Microsoft Corporation                                  2,080           48,464
   Netgear*                                               1,765           38,212
   Quality Systems*                                         600           22,092
   Seagate Technology*                                    1,945           44,035
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 23.5% ......................     $    513,932

TOTAL COMMON STOCKS: 97.1% ....................................     $  2,121,958
   (Common Stock Identified Cost $2,172,796)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield ***                                    63,668
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 2.9% .............................     $     63,668
       (Cash Equivalents Identified
         Cost $63,668)
TOTAL PORTFOLIO VALUE: 100.0% .................................     $  2,185,626
   (Total Portfolio Identified Cost $2,236,464)
   Other Assets Less Liabilities: 0.0% ........................     $      (451)
TOTAL NET ASSETS: 100.0% ......................................     $  2,185,175

   * Non-income producing security.
  ** American Depositary Receipt.
 *** Variable rate security, the coupon rate shown represents the rate at March 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
JOHNSON EQUITY INCOME FUND                              PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
MATERIALS
   Air Products And Chemicals, Inc.                         955           61,044
   Dow Chemical Company                                     690           26,931
                                                                    ------------
     TOTAL MATERIALS: 2.8% ....................................     $     87,975
INDUSTRIALS
   Danaher Corporation                                      955           61,426
   Dover Corporation                                      1,205           59,563
   Emerson Electric Company                                 720           60,343
   General Electric Company                               3,655          120,469
   L-3 Communications Holdings Inc                          825           62,221
   3M Company                                               755           60,981
                                                                    ------------
     TOTAL INDUSTRIALS: 13.7% .................................     $    425,003
TELECOM SERVICES
   Verizon Communications                                 1,810           60,617
                                                                    ------------
     TOTAL TELECOM SERVICES: 2.0% .............................     $     60,617
CONSUMER STAPLES
   Cadbury Schweppes PLC                                  2,390           92,780
   Kellogg Company                                        1,255           60,780
   Kimberly-Clark Corporation                               940           57,998
   Pepsico, Incorporated                                   1020           61,241
   Procter & Gamble Company                               1,650           91,740
   Wal-Mart Stores, Inc.                                  1,200           57,804
                                                                    ------------
     TOTAL CONSUMER STAPLES: 13.6% ............................     $    422,343
CONSUMER DISCRETIONARY
   Comcast Corporation Class A Special*                     930           30,485
   Gannett Company, Incorporated                           1090           60,964
   Nike, Incorporated, Class B                              730           59,130
   Target Corporation                                      1238           60,501
                                                                    ------------
     TOTAL CONSUMER DISCRETIONARY: 6.8% .......................     $    211,080
ENERGY
   ConocoPhillips                                         1,455           95,346
   Chevron Corporation                                      980           60,819
   Exxon Mobil Corporation                                1,920          117,792
                                                                    ------------
     TOTAL ENERGY: 8.8% .......................................     $    273,957
FINANCIAL SERVICES
   American International Group, Inc.                     1,539           90,878
   Allstate Corporation                                   1,670           91,399
   B B & T Corporation                                    1,465           60,929
   Bank of New York Co., Inc.                             1,900           61,180
   Cincinnati Financial Corporation                       1,265           59,468
   Citigroup, Inc.                                        1,884           90,884
   Fifth Third Bancorp                                    1,460           53,947
   U.S. Bancorp                                           1,950           60,216
   Washington Mutual, Inc.                                1,280           58,342
                                                                    ------------
     TOTAL FINANCIAL SERVICES: 20.2% ..........................     $    627,243


COMMON STOCKS                                            SHARES     DOLLAR VALUE
-------------                                            ------     ------------
HEALTHCARE
   Bard (C.R.), Incorporated                                820           60,073
   Becton, Dickinson and Company                            485           29,648
   Bristol-Myers Squibb Company                           2,300           59,478
   Johnson & Johnson                                      1,395           83,588
   Medtronic, Inc.                                          640           30,029
   Novartis Ag-ADR**                                       1155           62,278
   Pfizer Incorporated                                    2,620           61,491
   Roche Holdings Limited - ADR**                           760           62,890
   Wellpoint Inc.*                                          800           58,216
                                                                    ------------
     TOTAL HEALTHCARE: 16.4% ..................................     $    507,691
INFORMATION TECHNOLOGY
   Cisco Systems, Inc.                                    1,560           30,467
   Microsoft Corporation                                  2,595           60,463
   Nokia Corporation -
     Sponsored ADR**                                      3,140           63,616
   Texas Instruments, Inc.                                 1040           31,502
                                                                    ------------
     TOTAL INFORMATION TECHNOLOGY: 6.0% .......................     $    186,048
UTILITIES
   Dominion Resources                                       820           61,328
   S C A N A Corporation                                  1,590           61,342
   Southern Company                                       1,835           58,812
                                                                    ------------
     TOTAL UTILITIES: 5.9% ....................................     $    181,482

TOTAL COMMON STOCKS: 96.2% ....................................     $  2,983,439
   (Common Stock Identified Cost $2,964,707)
PREFERRED STOCKS
   Wells Fargo Capital Trust V
     Callable 08/29/06 @ $25                               1130           28,058
                                                                    ------------
     TOTAL PREFERRED STOCK: 0.9% ..............................     $     28,058
       (Preferred Stock Identified Cost $28,589)
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield ***                                   178,495
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 5.8% .............................     $    178,495
       (Cash Equivalents Identified
         Cost $178,495)
TOTAL PORTFOLIO VALUE: 102.9% .................................     $  3,189,992
   (Total Portfolio Identified Cost $3,171,791)
   Other Assets Less Liabilities: -2.9% .......................     $   (88,711)
TOTAL NET ASSETS: 100.0% ......................................     $  3,101,281

   * Non-income producing security.
  ** American Depositary Receipt.
 *** Variable rate security, the coupon rate shown represents the rate at June 30, 2006.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND                               PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

FIXED INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
BANK AND FINANCE
   American Express,
     4.875%, 7/15/13                                  1,400,000        1,328,250
   American General Finance,
     8.125%, 8/15/09                                    120,000          127,950
   American General Finance,
     5.750%, 3/15/07                                  1,000,000        1,001,250
   Archstone Smith Operating
     Trust Notes, 5.000%, 8/15/07                       500,000          493,750
   Bank of America Subordinated,
     7.125%, 3/01/09                                    200,000          207,000
   Bank of America Subordinated,
     7.800%, 2/15/10                                    912,000          973,560
   Bank One Corp., 9.875%, 3/01/09                      250,000          273,438
   Citigroup Incorporated
     Subordinated Notes,
     5.000%, 9/15/14                                  1,500,000        1,404,375
   Comerica Bank Subordinated Note,
     6.875%, 3/01/08                                    250,000          254,062
   Duke Realty LP, 3.500%, 11/01/07                     950,000          921,500
   Equity Residential Properties Notes
     6.950% Due 3/02/11                                 525,000          547,313
   Genworth Financial, 4.750%,
     6/15/09                                          1,000,000          976,250
   GTE Corporation, 7.51%, 4/01/09                      600,000          623,250
   JP Morgan and Company, 7.125%,
     5/15/07                                            400,000          404,500
   Legg Mason Senior Notes, 6.750% ,
     7/02/08                                            500,000          510,000
   Lincoln National Corporation
     Notes, 6.500%, 3/15/08                           1,000,000        1,012,500
   Morgan Stanley Dean Witter
     Notes, 3.625%, 4/01/08                           1,000,000          967,500
   Morgan Stanley Dean Witter
     Notes, 5.050%, 1/21/11                           1,000,000          970,000
   PNC Funding Corp., 6.875%,
     7/15/07                                            500,000          503,750
   Safeco Corp., 6.875%, 7/15/07                        255,000          257,550
   Suntrust Bank, 6.500%, 1/15/08                       500,000          507,500
   US Bank NA Notes, 5.700%
     Due 12/15/08                                       566,000          567,415
   US Bank NA Notes, 6.375%
     Due 8/01/11                                      1,400,000        1,440,250
   Wachovia Corporation, 6.375%,
     1/15/09                                            820,000          836,400
   Wachovia Corporation, 6.400%,
     04/01/08                                           113,000          114,554


FIXED INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
BANK AND FINANCE, CONTINUED
   Weingarten Realty, 6.840%,
     11/17/07                                           700,000          709,625
   Wells Fargo Co., 4.950%,
     10/16/13                                         1,400,000        1,317,750
                                                                    ------------
     TOTAL BANK AND FINANCE: 26.1% ............................     $ 19,251,242
UNITED STATES GOVERNMENT
AGENCY OBLIGATIONS (A)
   FHLB, 4.50%, 2/15/08                               2,000,000        1,970,000
   FHLB, 5.375%, 5/18/16                              1,250,000        1,234,375
   FHLMC, 3.75%, 2/25/09                                475,000          455,406
   FNMA, 4.200%, 5/04/09                              2,000,000        1,935,000
   FNMA, 4.650%, 5/17/10                              1,545,000        1,500,581
   Tennessee Valley Authority,
     5.625%, 01/18/11                                 1,000,000        1,002,500
   Federal Farm Cr Bank,
     5.45%, 11/02/10                                  2,000,000        1,975,000
                                                                    ------------
     TOTAL UNITED STATES GOVERNMENT
       AGENCY OBLIGATIONS: 13.7% ..............................     $ 10,072,862
UNITED STATES GOVERNMENT OBLIGATIONS
   U.S. Treasury, 4.000%, 2/15/15                     2,500,000        2,303,125
   U.S. Treasury, 4.3750%, 8/15/12                    1,250,000        1,202,441
   U.S. Treasury, 4.125%, 5/15/15                     3,000,000        2,786,250
   U.S. Treasury, 4.250%, 8/15/13                     2,500,000        2,371,875
   U.S. Treasury, 4.75%, 5/15/14                      3,200,000        3,120,000
                                                                    ------------
     TOTAL UNITED STATES GOVERNMENT
       OBLIGATIONS: 16.0% .....................................     $ 11,783,691
INDUSTRIAL
   Burlington Northern Santa Fe
     Mortgage Bonds, 9.25%,
     10/01/06                                           265,000          266,988
   Conoco Funding Company,
     5.450%, 10/15/06                                   500,000          499,375
   Danaher Corporation Notes,
     6.000%, 10/15/08                                   500,000          501,875
   Dover Corp., 6.250%, 6/01/08                         500,000          505,625
   General Electric Capital Corp.,
     5.000%, 2/01/13                                  1,000,000          957,500
   General Electric Capital Corp.,
     6.000%, 6/15/12                                    600,000          606,750
   General Electric Capital Corp.,
     1.546%, 5/30/08                                    500,000          496,875
   General Mills, 2.625%, 10/24/06                    1,000,000          991,250
   Hershey Foods, 6.95%, 8/15/12                      1,055,000        1,127,531
   Hewlett Packard Company Notes,
     5.750%, 12/15/06                                 1,000,000        1,001,250

---------------------------------------------------
Abbreviations:
FHLB:      Federal Home Loan Bank
FNMA:      Federal National Mortgage Association
FHLMC:     Federal Home Loan Mortgage Corporation
GNMA:      Government National Mortgage Association
---------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND                               PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

FIXED INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
INDUSTRIAL, CONTINUED
   Total Materials: 2.8%                                400,000          409,500
   IBM Corp. 5.400%, 10/01/08                           500,000          499,375
   Kraft Foods, Inc., 5.250%, 6/1/07                    750,000          745,312
   Lowes Companies, Inc.,
     8.250%, 6/01/10                                    500,000          545,625
   McDonald's Corp., 5.950%,
     1/15/08                                            425,000          426,594
   Occidental Petroleum Debentures,
     10.125%, 9/15/09                                   283,000          320,144
   The Tribune Company,
     6.875%, 11/01/06                                   500,000          501,250
   Wellpoint Inc., 3.500%, 9/01/07                      170,000          165,112
                                                                    ------------
     TOTAL INDUSTRIAL: 14.4% ..................................     $ 10,567,931
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS -
   MORTGAGE BACKED SECURITIES (A)
   FHLMC, 15 Year Gold,
     7.000%, 3/01/11                                     14,101           14,340
   FHLMC, 4.299%, 4/01/33                             1,134,619        1,113,999
   FHLMC, 4.500%, 12/01/09                              748,386          726,636
   FHLMC, 4.750%, 1/19/16                             2,000,000        1,885,000
   FHLMC, 6.125%, 5/23/16                             3,000,000        2,992,500
   FHLMC, CMO Pool 2517
      Class VL 5.000%, 5/15/13                          800,313          796,565
   FHLMC, CMO Pool 2513
     Class VK 5.500%, 9/15/13                         1,455,531        1,443,052
   FHLMC, CMO Pool 2877
      Class AL 5.000%, 10/15/24                       2,500,000        2,303,511
   Freddie Mac CMO Series 2985
     Class GE 5.500%, 06/15/25                        1,000,000          939,706
   Freddie Mac Mortgaged Backed
     8.000%, 06/01/30                                    16,405           17,302
   FHLMC, CMO Pool 3098
     Class KE 5.500%, 09/15/34                        1,650,000        1,573,411
   FNMA Series 253300, 7.500%,
     5/01/20                                             28,255           29,359
   FNMA, 6.000%, 8/01/34                              2,973,687        2,935,587
   GNMA Pool 781397, 5.500%,
     2/15/17                                            341,756          338,018
   GNMA Pool 2658, 6.500%,
     10/20/28                                           171,625          173,610
   GNMA II Pool 2945, 7.500%,
     7/20/30                                             35,104           36,454
   GNMA Pool 780400, 7.000%,
     12/15/25                                            20,240           20,893
   GNMA Pool 780420, 7.500%,
     8/15/26                                             11,140           11,666
                                                                    ------------
     TOTAL GOVERNMENT AGENCY OBLIGATIONS -
       MORTGAGE BACKED SECURITIES: 23.6% ......................     $ 17,351,609


FIXED INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
UTILITY
   Alabama Power Company
     Senior Notes, 3.500%, 11/15/07                     400,000          388,500
   Bellsouth Communications,
     5.875%, 1/15/09                                    500,000          500,625
   Florida Power & Light
     Group Capital, 7.375%, 6/01/09                     500,000          521,250
   Georgia Power Co., 5.250%,
     12/15/15                                         1,000,000          953,750
                                                                    ------------
     TOTAL UTILITY: 3.2% ......................................     $  2,364,125

TOTAL FIXED INCOME - BONDS: 97.0% .............................     $ 71,391,460
   (Fixed Income Identified Cost $73,079,049)

SECURITIES                                               SHARES     DOLLAR VALUE
----------                                               ------     ------------
CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.16% yield *                                     130,806
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 0.2% .............................     $    130,806
     (Cash Equivalents Identified Cost $130,806)
PREFERRED STOCKS
   USB Capital Preferred Stock
     Callable 12/07/06 @ $25                              8,240          212,015
   Equity Office Properties Trust
     Preferred Stock                                     20,000        1,052,000
                                                                    ------------
     TOTAL PREFERRED STOCK: 1.7% ..............................     $  1,264,015
     (Preferred Stock Identified Cost $1,144,952)

TOTAL PORTFOLIO VALUE: 98.9% ..................................     $ 72,786,281
   (Total Portfolio Identified Cost $74,354,807)
   Other Assets Less Liabilities: 1.1% ........................     $    789,856
TOTAL NET ASSETS: 100.0% ......................................     $ 73,576,137


---------------------------------------------------
Abbreviations:
FHLB:      Federal Home Loan Bank
FNMA:      Federal National Mortgage Association
FHLMC:     Federal Home Loan Mortgage Corporation
GNMA:      Government National Mortgage Association
---------------------------------------------------


    * Variable rate security, the coupon rate shown represents the rate at June 30, 2006.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND                           PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
GENERAL OBLIGATION - CITY
   Akron , OH, Refunding,
     5.000%, 12/1/12                                    200,000          208,324
   Cincinnati, OH, 5.000%, 12/01/17                      75,000           78,726
   Columbus, OH, 12.375%, 2/15/07                        25,000           26,284
   Columbus, OH, Series 2,
     5.000%, 6/15/10                                    100,000          103,948
   Columbus, OH, Tax
     Increment Financing,
     (AMBAC Insured),
     4.900%, 12/01/11                                   150,000          155,457
   Dayton, OH, General Obligation
     (AMBAC Insured), 4.450%,
     12/01/12                                           100,000          101,273
   Dayton, OH, 7.625%, 12/01/06                         100,000          101,498
   Deerfield Township, OH,
     (MBIA Insured), 4.750%,
     12/01/10                                           100,000          103,323
   Gahanna , OH, (AMBAC Insured)
     5.000%, 12/01/18                                   400,000          418,616
   Loveland, OH, (AMBAC Insured),
     4.900%, 12/01/08                                   100,000          102,558
   Mentor, OH, General Obligation
     (MBIA Insured), 5.0000%,
     12/01/15                                           140,000          148,050
   Symmes Township, OH, 2.400%,
     12/01/07                                           110,000          105,545
   Youngstown, OH, (AMBAC
     Insured), 5.100%, 12/01/11                         100,000          105,343
                                                                    ------------
     TOTAL GENERAL OBLIGATION -
       CITY: 17.2% ............................................     $  1,758,945
GENERAL OBLIGATION - COUNTY
   Belmont County, OH
     (MBIA Insured), 4.500%,
     12/01/11                                           155,000          157,469
   Hocking County, OH, 4.900%,
     12/01/06                                            50,000           50,124
   Knox County, OH, 4.750%,
     12/01/09                                            60,000           61,015
   Portage County, OH,
     (MBIA Insured), 5.150%,
     12/01/07                                            75,000           76,357
                                                                    ------------
     TOTAL GENERAL OBLIGATION -
       COUNTY: 3.4% ...........................................     $    344,965
GENERAL OBLIGATION - STATE
   State of Ohio, 4.000%, 6/15/10
   Common Schools - Series A                             60,000           60,216
   State of Ohio Parks, 4.000%,
     2/01/13                                            175,000          174,396
   State of Ohio, 5.000%, 3/01/15                       385,000          404,250
   State of Ohio, 5.000%, 3/15/17                       120,000          125,368
   State of California, 4.000%,
     11/01/09                                           250,000          250,528


MUNICIPAL INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
GENERAL OBLIGATION - STATE, CONTINUED
   Ohio State Unlimited Common
     School Facilities, 4.500%,
     6/15/17                                            100,000          101,951
                                                                    ------------
     TOTAL GENERAL OBLIGATION -
       STATE: 10.9% ...........................................     $  1,116,709
HIGHER EDUCATION
   Bowling Green State University,
     (FGIC Insured), 5.000%,
     6/01/08                                            155,000          158,263
   University of Akron
     Receipts, Variable, 1/01/29                        200,000          200,000
   University of Cincinnati,
     Certificate of Participation,
     5.750%, 12/01/11                                    25,000           27,119
                                                                    ------------
     TOTAL HIGHER EDUCATION: 3.8% .............................     $    385,382
HOSPITAL/HEALTH
   Hamilton County, OH, Hospital
     Children's Hospital Medical
      Center, (MBIA Insured),
      5.250%, 5/15/10                                   100,000          104,036
   Hamilton County, OH, Hospital
     Children's Hospital Medical
     Center, Variable Rate,
     3.560%, 5/15/28                                    400,000          400,000
   Lorain County, OH, Hospital
     Facility Revenue, Catholic
     Healthcare Partners,
     (MBIA Insured),
     6.000%, 9/01/07                                     50,000           51,170
   Lorain County, OH, Revenue
     Bond, Catholic Healthcare
     Partners Project
     (AMBAC Insured),
     5.200%, 09/01/10                                   100,000          104,388
   Montgomery County, OH Hospital
     Revenue (Prerefunded),
     5.650%, 12/01/12                                    35,000           36,887
   Montgomery County, OH Hospital
     (Prerefunded), 5.500%,
     12/01/10                                           100,000          104,919
                                                                    ------------
     TOTAL HOSPITAL/HEALTH: 7.9% ..............................     $    801,400
REVENUE BONDS - ELECTRIC
   Cleveland Ohio Public Power System
     Revenue, 5.500% due 11/15/13                       100,000          106,619
   Hamilton, OH Electric,
     (FSA Insured), 3.60%, 10/15/10                     200,000          196,442
   Ohio Muni Electric Generation
     Agency (AMBAC Insured),
     5.000%, 2/15/17                                    325,000          338,757
                                                                    ------------
     TOTAL REVENUE BONDS -
       ELECTRIC: 6.3% .........................................     $    641,818


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND                           PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
REVENUE BONDS - TRANSPORTATION
Butler County, OH, Transportation
     Improvement, (FSA Insured),
     5.500%, 4/01/09                                    100,000          104,732
                                                                    ------------
     TOTAL REVENUE BOND -
       TRANSPORTATION: 1.0% ...................................     $    104,732
REVENUE BONDS - WATER AND SEWER
   Akron, OH, Sewer System,
     (MBIA Insured), 5.500%
     12/01/07                                            50,000           50,856
   Butler, OH, Waterworks System,
     (FSA Insured), 4.400%
     12/01/10                                           100,000          101,194
   Cleveland, OH, Waterworks
     (FSA Insured), 5.250%,
     1/01/10                                            100,000          102,962
   Cleveland, OH, Waterworks
     Revenue, Series G (MBIA
     Insured), 5.500%, 1/01/13                          150,000          158,232
   Columbus, OH, Water and Sewer,
     5.000%, 11/01/06                                   100,000          100,387
   East Muskingum, OH Water District,
     Water Resource Revenue,
     (AMBAC Insured), 4.500%,
     12/01/12                                           200,000          206,916
   Montgomery County, OH, Solid
     Waste, (MBIA Insured),
     5.125%, 11/01/08                                    50,000           50,722
   Nashville and Davidson, TN
     7.700%, 01/01/12                                    25,000           28,206
                                                                    ------------
     TOTAL REVENUE BOND -
       WATER & SEWER: 7.8% ....................................     $    799,475
SPECIAL OBLIGATION BONDS
   Cleveland Ohio Non Tax Revenue
     Stadium Project (AMBAC Insured),
     5.000%, Due 12/01/14                               400,000          422,444
                                                                    ------------
     TOTAL SPECIAL OBLIGATION
       BONDS: 4.1% ............................................     $    422,444
SCHOOL DISTRICT
   Beavercreek, OH, Special Obligation
     Tax Anticipation Note,
     4.250%, 12/01/06                                   100,000          100,124
   Cleveland, OH, Municipal School
     District, (FGIC Insured),
     5.000%, 12/01/20                                   140,000          144,795
   Columbus, OH, Linden Elementary
     Construction (FSA Insured),
     5.500%, 12/01/21                                   100,000          105,480


MUNICIPAL INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
SCHOOL DISTRICT, CONTINUED
   Dayton , OH, City School District,
     (FGIC Insured), 3.250%,
     12/01/10                                           100,000           96,190
   Delaware, OH, City School
     District, GO (MBIA Insured),
     5.000%, 12/01/20                                   250,000          259,720
   Fairfield, OH, (FGIC Insured)
     0.000%, 12/01/11*                                  100,000           79,591
   Girard, OH School District
     (FSA Insured)
     3.850%, 12/01/10                                   245,000          244,307
   Green Local, OH, (AMBAC Insured)
     Insured, 4.600%, 12/01/11                          100,000          101,352
   Kings Local, OH, 6.350%,
     12/01/12                                            15,000           16,829
   Kings Local, OH, 6.400%,
     12/01/13                                           150,000          170,905
   Loveland, OH, 4.400%, 12/01/08                       100,000          101,408
   Mason, OH City Schools
     (FGIC Insured)
     5.000%, 12/01/15                                   135,000          142,776
   Mason, OH, 4.000%, 12/01/06                          200,000          200,202
   Northwestern, OH, 4.650%,
     12/01/06                                           105,000          105,158
   Sycamore, OH, Community
     (AMBAC Insured), 4.600%,
     12/01/11                                           100,000          101,358
   Sycamore, OH, Community
     Unlimited, 5.375%, 12/01/13                        125,000          134,339
                                                                    ------------
     TOTAL SCHOOL DISTRICT: 20.7% .............................     $  2,104,534
SPECIAL ASSESSMENT BONDS
   Toledo-Lucas County Ohio
     Port Authority Crocker Park
     Public Improvement Project,
     2.625%, Due 12/01/07                               200,000          192,324
                                                                    ------------
     TOTAL SPECIAL ASSESSMENT
       BONDS: 1.9% ............................................     $    192,324


   * Non-income producing security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND                           PORTFOLIO OF INVESTMENTS
                                                 AS OF JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                         FACE     DOLLAR VALUE
------------------                                         ----     ------------
STATE AGENCY
   Ohio State Building Authority,
     Adult Correctional-Series A,
     5.500%, 10/01/10                                   100,000          105,728
   Ohio State Building Authority,
     (AMBAC Insured), 5.375%,
     10/01/11                                           150,000          153,247
   Ohio State Building Authority,
     Juvenile Correction Facilities,
     4.375%, 10/01/12                                   100,000          102,142
   Ohio State Building,
     5.000%, 10/01/14                                   420,000          444,062
   Ohio State Building Authority,
     Ohio Center For The Arts,
     5.450%, 10/01/07                                   100,000          101,968
   Ohio State Housing Finance
     Authority (GNMA) Collateral,
     5.100%, 9/01/17                                    105,000          105,296
   State of Ohio Parks and
     Recreation Bonds,
     4.350%, 12/01/11                                   100,000          101,276
   Ohio State Elementary
     and Secondary Education,
     (FSA Insured), 5.000%,
     12/01/07                                           100,000          101,552
   Ohio State Public Facilities
     Commission, (MBIA Insured),
     4.700%, 06/01/11                                   100,000          101,670
                                                                    ------------
     TOTAL STATE AGENCY: 12.9% ................................     $  1,316,941

TOTAL FIXED INCOME -
   MUNICIPAL BONDS: 97.9% .....................................     $  9,989,669
     (Municipal Bonds Identified Cost $10,004,754)
CASH EQUIVALENTS
   Federated Ohio Municipal Cash Trust
     3.43% yield**                                                       147,714
                                                                    ------------
     TOTAL CASH EQUIVALENTS: 1.4% .............................     $    147,714
       (Cash Identified Cost $147,714)

TOTAL PORTFOLIO VALUE: 99.3% ..................................     $ 10,137,383
   (Total Portfolio Identified Cost $10,152,468)
   Other Assets Less Liabilities: 0.7% ........................     $     67,408
TOTAL NET ASSETS: 100.0% ......................................     $ 10,204,791


  ** Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                   JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  STOCK FUNDS
                                                  --------------------------------------------------------------------------
                                                                                                 DISCIPLINED     DISCIPLINED
                                                     GROWTH        OPPORTUNITY       REALTY        SMALL CO.      LARGE CO.
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------    ------------   ------------    -----------
ASSETS:
   Investment Securities at Market Value*         $ 50,462,023    $ 94,295,028   $  18,973,431   $  7,056,702   $ 8,691,040
   Dividends and Interest Receivable              $     56,649    $     59,247   $      63,609   $      5,439   $     9,722
   Securities Sold Receivable                     $    971,106    $          0   $           0   $          0   $         0
                                                  ------------    ------------    ------------   ------------    -----------
       TOTAL ASSETS ............................  $ 51,489,778    $ 94,354,275   $  19,037,040   $  7,062,141   $ 8,700,762

LIABILITIES:
   Accrued Management Fees                        $     39,246    $     72,105   $      14,544   $      5,209   $     6,584
   Securities Purchased Payable                   $    997,159    $          0   $           0   $          0   $         0
   Fund Shares Redeemed Payable                   $          0    $          0   $           0   $          0   $         0
                                                  ------------    ------------    ------------   ------------    -----------
       TOTAL LIABILITIES .......................  $  1,036,405    $     72,105   $      14,544   $      5,209   $     6,584

NET ASSETS .....................................  $ 50,453,373    $ 94,282,170   $  19,022,496   $  7,056,932   $ 8,694,178


NET ASSETS CONSIST OF:
   Paid in Capital (see accompanying note #2)     $ 43,416,955    $ 71,744,934   $   9,828,329   $  6,765,509   $ 8,675,569
   Undistributed Net Investment Income (Loss)     $    200,490    $    185,382   $     103,829   $     (7,150)  $    15,447
   Undistributed Net Realized Gain
     (Loss) from Security Transactions            $  2,313,149    $  8,047,843   $     393,860   $    (17,146)  $     7,689
   Net Unrealized Gain (Loss) on Investments      $  4,522,779    $ 14,304,011   $   8,696,478   $    315,719   $    (4,527)
                                                  ------------    ------------    ------------   ------------    -----------

NET ASSETS .....................................  $ 50,453,373    $ 94,282,170   $  19,022,496   $  7,056,932   $ 8,694,178

Shares Outstanding
   (Unlimited Amount Authorized)                     1,949,000       2,745,741         905,882        427,540       561,276

OFFERING, REDEMPTION AND NET ASSET VALUE
   PER SHARE ...................................  $      25.89    $      34.34   $       21.00   $      16.51   $     15.49

*Identified Cost of Securities .................  $ 45,939,244    $ 79,991,017   $  10,276,953   $  6,740,983   $ 8,695,567

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                   JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

                                                          STOCK FUNDS                                      BOND FUNDS
                                                  ----------------------------                   ---------------------------
                                                     DYNAMIC         EQUITY                         FIXED         MUNICIPAL
                                                     GROWTH          INCOME                         INCOME         INCOME
                                                      FUND            FUND                           FUND           FUND
                                                  ------------    ------------                   ------------    -----------
ASSETS:
   Investment Securities at Market Value*         $  2,185,626    $  3,189,992                   $ 72,786,281   $10,137,383
   Dividends and Interest Receivable              $      1,203    $      5,919                   $    841,867   $    72,921
   Securities Sold Receivable                     $          0    $          0                   $          0   $         0
                                                  ------------    ------------                   ------------    -----------
       TOTAL ASSETS ............................  $  2,186,829    $  3,195,911                   $ 73,628,148   $10,210,304

LIABILITIES:
   Accrued Management Fees                        $      1,654    $      2,291                   $     52,011   $     5,513
   Securities Purchased Payable                   $          0    $     92,339                   $          0   $         0
   Fund Shares Redeemed Payable                   $          0                                   $          0   $         0
                                                  ------------    ------------                   ------------    -----------
       TOTAL LIABILITIES .......................  $      1,654    $     94,630                   $     52,011   $     5,513

NET ASSETS......................................  $  2,185,175    $  3,101,281                   $ 73,576,137   $10,204,791

NET ASSETS CONSIST OF:
   Paid in Capital (see accompanying note #2)     $  2,235,109    $  3,056,129                   $ 75,266,858   $10,254,740
   Undistributed Net Investment Income (Loss)     $      1,874    $     19,735                   $     25,814   $       828
   Undistributed Net Realized Gain
     (Loss) from Security Transactions            $       (970)   $      7,216                   $   (148,009)  $   (35,692)
   Net Unrealized Gain (Loss) on Investments      $    (50,838)   $     18,201                   $ (1,568,526)  $   (15,085)
                                                  ------------    ------------                   ------------    -----------

NET ASSETS .....................................  $  2,185,175    $  3,101,281                   $ 73,576,137   $10,204,791

Shares Outstanding (Unlimited Amount Authorized)       145,189         197,069                      4,756,627       651,762

OFFERING, REDEMPTION AND NET ASSET VALUE
   PER SHARE ...................................  $      15.05    $      15.74                   $      15.47   $     15.66

*Identified Cost of Securities .................  $  2,236,464    $  3,171,791                   $ 74,354,807   $10,152,468

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                   JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                  STOCK FUNDS
                                                  --------------------------------------------------------------------------
                                                                                                 DISCIPLINED     DISCIPLINED
                                                     GROWTH        OPPORTUNITY       REALTY        SMALL CO.      LARGE CO.
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------    ------------   ------------    -----------
                                                  PERIOD ENDED    PERIOD ENDED    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                                     6/30/06         6/30/06         6/30/06        6/30/06       6/30/06
                                                  ------------    ------------    ------------   ------------   -----------
INVESTMENT INCOME:
   Interest                                       $      8,925    $     10,913   $       4,318   $      2,548   $     4,791
   Dividends                                      $    439,426    $    628,264   $     380,409         14,748   $    41,130
                                                  ------------    ------------    ------------   ------------   -----------
     TOTAL INVESTMENT INCOME ...................  $    448,351    $    639,177   $     384,727   $     17,296   $    45,921

EXPENSES:
   Gross Management Fee                           $    262,163    $    478,531   $      93,726   $     25,733   $    32,079
                                                  ------------    ------------    ------------   ------------   -----------
     TOTAL EXPENSES.............................  $    262,163    $    478,531   $      93,726   $     25,733   $    32,079
   Management Fee Waiver
     (See accompanying note #3)                   $    (13,108)   $    (23,927)  $      (4,686)  $     (1,287)  $    (1,604)
                                                  ------------    ------------    ------------   ------------   -----------
     NET EXPENSES ..............................  $     249,055   $    454,604   $      89,040   $     24,446   $    30,475

NET INVESTMENT INCOME (LOSS) ...................  $    199,296    $    184,573   $     295,687   $     (7,150)  $    15,446

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from
     Security Transactions                        $  2,322,130    $  8,047,813   $     413,763   $    (17,146)  $     7,689
   Net Unrealized Gain (Loss)
     on Investments                               $ (1,511,343)   $ (3,075,486)  $   1,389,842   $    315,719   $    (4,527)
                                                  ------------    ------------    ------------   ------------   -----------

NET GAIN (LOSS) ON INVESTMENTS .................  $    810,787    $  4,972,327   $   1,803,605   $    298,573   $     3,162

NET INCREASE (DECREASE) IN ASSETS
   FROM OPERATIONS .............................  $  1,010,083    $  5,156,900   $   2,099,292   $    291,423   $    18,608

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                   JUNE 30, 2006 - UNAUDITED
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS, CONTINUED

                                                                           STOCK FUNDS                   BOND FUNDS
                                                                    ------------------------      ------------------------
                                                                      DYNAMIC       EQUITY           FIXED        MUNICIPAL
                                                                      GROWTH        INCOME          INCOME         INCOME
                                                                       FUND          FUND            FUND           FUND
                                                                  ---------------------------   ----------------------------
                                                                  PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                                                     6/30/06        6/30/06        6/30/06         6/30/06
                                                                  ------------   ------------   ------------    -----------
INVESTMENT INCOME:
   Interest                                                       $      1,888   $      2,081   $  1,789,323    $   199,660
   Dividends                                                      $      7,288   $     27,591   $     33,717    $         0
                                                                  ------------   ------------   ------------    -----------
     TOTAL INVESTMENT INCOME ..................................   $      9,176   $     29,672   $  1,823,040    $   199,660

EXPENSES:
   Gross Management Fee                                           $      7,686   $     10,460   $    357,518    $    49,714
                                                                  ------------   ------------   ------------    -----------
     TOTAL EXPENSES ...........................................   $      7,686   $     10,460   $    357,518    $    49,714
   Management Fee Waiver
     (See accompanying note #3)                                   $       (384)  $       (523)  $    (53,628)   $   (17,400)
                                                                  ------------   ------------   ------------    -----------
     NET EXPENSES .............................................   $      7,302   $      9,937   $    303,890    $    32,314

NET INVESTMENT INCOME (LOSS) ..................................   $      1,874   $     19,735   $  1,519,150    $   167,346

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from
     Security Transactions                                        $       (970)  $      7,216   $   (148,100)   $    (3,655)
   Net Unrealized Gain (Loss)
     on Investments                                               $    (50,838)  $     18,201   $ (1,618,777)   $  (167,073)
                                                                  ------------   ------------   ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS ................................   $    (51,808)  $     25,417   $ (1,766,877)   $  (170,728)

NET INCREASE (DECREASE) IN ASSETS
   FROM OPERATIONS ............................................   $    (49,934)  $     45,152   $   (247,727)   $    (3,382)


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                               JUNE 30, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                           STOCK FUNDS
                                    ---------------------------------------------------------------------------------------

                                             GROWTH FUND                OPPORTUNITY FUND                 REALTY FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                      6/30/06*       12/31/05       6/30/06*       12/31/05       6/30/06*       12/31/05
                                    ------------   ------------   ------------   ------------   ------------    -----------
OPERATIONS:
   Net Investment Income            $    199,296   $    292,054   $    184,573   $    446,394   $    295,687    $   430,833
   Net Realized Gain (Loss)
     from Security Transactions     $  2,322,130   $  2,037,422   $  8,047,813   $ 11,002,646   $    413,763    $ 1,155,028
   Net Unrealized Gain (Loss)
     on Investments                 $ (1,511,343)  $   (455,831)  $ (3,075,486)  $ (1,562,469)  $  1,389,842    $    82,895
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ....  $  1,010,083   $  1,873,645   $  5,156,900   $  9,886,571   $  2,099,292    $ 1,668,756

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $          0   $   (291,833)  $          0   $   (445,767)  $   (192,065)   $  (430,741)
   Net Realized Gain from
     Security Transactions          $          0   $   (360,500)  $          0   $(11,002,679)  $          0    $(1,155,056)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET (DECREASE) IN ASSETS
       FROM DISTRIBUTIONS ........  $          0   $   (652,333)  $          0   $(11,448,446)  $   (192,065)   $(1,585,797)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  1,827,424   $  6,630,571   $  4,097,652   $  7,966,503   $    577,411    $   887,959
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $          0   $    584,670   $          0   $ 11,139,249   $     51,936    $ 1,269,731
   Cost of Shares Redeemed          $ (5,223,495)  $ (5,756,236)  $ (7,662,791)  $ (8,708,510)  $ (1,234,206)   $(3,948,556)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $ (3,396,071)  $  1,459,005   $ (3,565,139)  $ 10,397,242   $   (604,859)   $(1,790,866)

NET CHANGE IN NET ASSETS .........  $ (2,385,988)  $  2,680,317   $  1,591,761   $  8,835,367   $  1,302,368    $(1,707,907)

Net Assets at Beginning of Period   $ 52,839,361   $ 50,159,044   $ 92,690,409   $ 83,855,042   $ 17,720,128    $19,428,035
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ......  $ 50,453,373   $ 52,839,361   $ 94,282,170   $ 92,690,409   $ 19,022,496    $17,720,128
                                    ============   ============   ============   ============   ============    ===========

   Including accumulated            $    200,490   $         --   $    185,382   $        700   $    103,829    $        --
     undistributed net investment
     income of


    * Unaudited

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                               JUNE 30, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

                                                                           STOCK FUNDS
                                    ---------------------------------------------------------------------------------------

                                          DISCIPLINED SMALL            DISCIPLINED LARGE                   DYNAMIC
                                            COMPANY FUND                  COMPANY FUND                   GROWTH FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                      6/30/06*      12/31/05**      6/30/06*      12/31/05**      6/30/06*       12/31/05**
                                    ------------   ------------   ------------   ------------   ------------    -----------
OPERATIONS:
   Net Investment Income            $     (7,150)  $          0   $     15,446   $          0   $      1,874    $         0
   Net Realized Gain (Loss)
       from Security Transactions   $    (17,146)  $          0   $      7,689   $          0   $       (970)   $         0
   Net Unrealized Gain (Loss)
       on Investments               $    315,719   $          0   $     (4,527)  $          0   $    (50,838)   $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
   NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ....  $    291,423   $          0   $     18,608   $          0   $    (49,934)   $         0

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  3,306,016   $  3,507,551   $  4,981,651   $  3,719,665   $  2,562,268    $    98,497
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $          0   $          0   $          0   $          0   $          0    $         0
   Cost of Shares Redeemed          $    (48,058)  $          0   $    (25,746)  $          0   $   (425,656)   $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $  3,257,958   $  3,507,551   $  4,955,905   $  3,719,665   $  2,136,612    $    98,497

NET CHANGE IN NET ASSETS .........  $  3,549,381   $  3,507,551   $  4,974,513   $  3,719,665   $  2,086,678    $    98,497

Net Assets at Beginning of Period   $  3,507,551   $          0   $  3,719,665   $          0   $     98,497    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ......  $  7,056,932   $  3,507,551   $  8,694,178   $  3,719,665   $  2,185,175    $    98,497
                                    ============   ============   ============   ============   ============    ===========

   Including accumulated            $     (7,150)  $         --   $     15,447   $         --   $      1,874    $        --
     undistributed net investment
     income of


    * Unaudited
   ** Commencement Date December 30, 2005


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                               JUNE 30, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

                                             STOCK FUNDS                                 BOND FUNDS
                                    ---------------------------   ---------------------------------------------------------

                                         EQUITY INCOME FUND             FIXED INCOME FUND           MUNICIPAL INCOME FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                      6/30/06*      12/31/05**      6/30/06*       12/31/05       6/30/06*        12/31/05
                                    ------------   ------------   ------------   ------------   ------------    -----------
OPERATIONS:
   Net Investment Income            $     19,735   $          0   $  1,519,150   $  2,188,477   $    167,346    $   317,925
   Net Realized Gain (Loss)
     from Security Transactions     $      7,216   $          0   $   (148,100)  $    103,824   $     (3,655)   $    (3,261)
   Net Unrealized Gain (Loss)
     on Investments                 $     18,201   $          0   $ (1,618,777)  $   (961,506)  $   (167,073)   $  (188,435)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ..... $     45,152   $          0   $   (247,727)  $  1,330,795   $     (3,382)   $   126,229

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $          0   $          0   $ (1,493,360)  $ (2,188,703)  $   (166,811)   $  (317,716)
   Net Realized Gain from
   Security Transactions            $          0   $          0   $          0   $   (103,734)  $          0    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE) IN
       ASSETS FROM DISTRIBUTIONS .. $          0   $          0   $ (1,493,360)  $ (2,292,437)  $   (166,811)   $  (317,716)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  3,232,487   $     98,008   $ 11,585,142   $ 20,902,169   $  1,149,287    $ 2,138,645
   Net Asset Value of Shares Issued on
   Reinvestment of Dividends/Gains  $          0   $          0   $    397,307   $    785,865   $     14,364    $    30,283
   Cost of Shares Redeemed          $   (274,366)  $          0   $ (5,692,789)  $ (7,086,387)  $   (299,437)   $(1,607,287)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ......... $  2,958,121   $     98,008   $  6,289,660   $ 14,601,647   $    864,214    $   561,641

NET CHANGE IN NET ASSETS .......... $  3,003,273   $     98,008   $  4,548,573   $ 13,640,005   $    694,021    $   370,154

Net Assets at Beginning of Period . $     98,008   $          0   $ 69,027,564   $ 55,387,559   $  9,510,770    $ 9,140,616
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ....... $  3,101,281   $     98,008   $ 73,576,137   $ 69,027,564   $ 10,204,791    $ 9,510,770
                                    ============   ============   ============   ============   ============    ===========

Including accumulated               $     19,735   $         --   $     25,814   $         --   $        828    $       294
   undistributed net investment
   income of


    * Unaudited
   ** Commencement Date December 30, 2005

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON GROWTH FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE GROWTH FUND:

                                                           UNAUDITED                 YEAR ENDED DECEMBER 31
                                                          1/1/2006 TO    --------------------------------------------------
                                                            6/30/06       2005      2004       2003       2002        2001
                                                            -------      ------    ------     ------     ------      ------
Net Asset Value Beginning of Period .....................   $25.43       $24.81    $22.50     $18.50     $25.58      $29.28

OPERATIONS:
   Net Investment Income ................................   $ 0.00       $ 0.14    $ 0.16     $ 0.11     $ 0.07      $ 0.02
   Net Gains (Losses) on Securities (Realized & Unrealized) $ 0.46       $ 0.80    $ 2.32     $ 4.00     $(7.08)     $(3.70)
                                                            ------       ------    ------     ------     ------      ------
TOTAL OPERATIONS ........................................   $ 0.46       $ 0.94    $ 2.48     $ 4.11     $(7.01)     $(3.68)

DISTRIBUTIONS:
   Dividends from Net Investment Income                     $ 0.00       $(0.14)   $(0.17)    $(0.11)    $(0.07)     $(0.02)
   Distributions from Net Realized Capital Gains            $ 0.00       $(0.18)   $ 0.00     $ 0.00     $ 0.00      $ 0.00
                                                            ------       ------    ------     ------     ------      ------
TOTAL DISTRIBUTIONS .....................................   $ 0.00       $(0.32)   $(0.17)    $(0.11)    $(0.07)     $(0.02)
Net Asset Value End of Period ...........................   $25.89       $25.43    $24.81     $22.50     $18.50      $25.58
TOTAL RETURN ............................................     1.81%        3.78%    11.04%     22.21%    (27.42%)    (12.58%)
Net Assets, End of Period (Millions) ....................   $50.45       $52.83    $50.16     $48.75     $41.16      $52.49

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ..................     1.00%        1.00%     1.00%      1.00%      1.00%       1.00%
      Average Net Assets after Waiver ...................     0.95%        0.95%     0.95%      0.95%      0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ..................     0.71%        0.52%     0.62%      0.49%      0.25%      (0.01%)
      Average Net Assets after Waiver ...................     0.76%        0.57%     0.67%      0.54%      0.30%       0.04%
Portfolio Turnover Rate .................................    38.39%       48.25%    60.39      64.36%     49.39%      37.08%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    JOHNSON OPPORTUNITY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE OPPORTUNITY
FUND:

                                                          UNAUDITED                 YEAR ENDED DECEMBER 31
                                                         1/1/2006 TO -------------------------------------------------------------
                                                           6/30/06     2005         2004         2003         2002          2001
                                                         ---------   ---------    ---------    ---------    ---------    ---------
Net Asset Value Beginning of Period ...................  $   32.53   $   33.14    $   30.12    $   22.37    $   28.53    $   33.63

OPERATIONS:
   Net Investment Income                                 $    0.00   $    0.18    $    0.05    $    0.03    $    0.05    $   (0.03)
   Net Gains (Losses) on Securities
      (Realized & Unrealized)                            $    1.81   $    3.78    $    6.10    $    7.75    $   (6.16)   $   (5.07)
                                                         ---------   ---------    ---------    ---------    ---------    ---------
TOTAL OPERATIONS ......................................  $    1.81   $    3.96    $    6.15    $    7.78    $   (6.11)   $   (5.10)

DISTRIBUTIONS:
   Dividends from Net Investment Income                  $    0.00   $   (0.18)   $   (0.08)   $   (0.03)   $   (0.05)   $    0.00
   Distributions from Net Realized Capital Gains         $    0.00   $   (4.39)   $   (3.05)   $    0.00    $    0.00    $    0.00
                                                         ---------   ---------    ---------    ----------   ---------    ---------
TOTAL DISTRIBUTIONS ...................................  $    0.00   $   (4.57)   $   (3.13)   $   (0.03)   $   (0.05)   $    0.00
Net Asset Value End of Period .........................  $   34.34   $   32.53    $   33.14    $   30.12    $   22.37    $   28.53
TOTAL RETURN ..........................................       5.56%      11.90%       20.42%       34.78%      (21.42%)     (15.17%)
Net Assets, End of Period (Millions) ..................  $   94.28   $   92.69    $   83.86    $   73.53    $   55.26    $   68.82

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ................       1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
      Average Net Assets after Waiver .................       0.95%       0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of Net Investment Income to ..................
      Average Net Assets before Waiver ................       0.33%       0.47%        0.10%        0.07%        0.13%       (0.16%)
      Average Net Assets after Waiver .................       0.38%       0.52%        0.15%        0.12%        0.18%       (0.11%)
   Portfolio Turnover Rate ............................      44.28%      89.43%       81.33%      164.84%       61.32%       46.30%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON REALTY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE REALTY FUND:

                                                     UNAUDITED                       YEAR ENDED DECEMBER 31
                                                    1/1/2006 TO  ------------------------------------------------------------
                                                      6/30/06        2005         2004         2003        2002        2001
                                                    -----------   ----------    ---------    --------    --------   ----------
Net Asset Value Beginning of Period ..............  $     18.94   $    18.72    $   16.36    $  12.67    $  12.83   $    12.88

OPERATIONS:
   Net Investment Income                            $      0.21   $     0.47    $    0.63    $   0.72    $   0.63   $     0.64
   Net Return of Capital                            $      0.00   $     0.27    $    0.18    $   0.19    $   0.07   $     0.05
   Net Gains (Losses) on Securities
      (Realized & Unrealized)                       $      2.06   $     1.28    $    4.38    $   3.50    $  (0.22)  $    (0.10)
                                                    -----------   ----------    ---------    --------    --------   ----------
TOTAL OPERATIONS .................................  $      2.27   $     2.02    $    5.19    $   4.41    $   0.48   $     0.59

DISTRIBUTIONS:
   Dividends from Net Investment Income             $     (0.21)  $    (0.47)   $   (0.62)   $  (0.72)   $  (0.63)  $    (0.64)
   Distributions from Return of Capital             $      0.00   $     0.00    $    0.00    $   0.00    $   0.00   $     0.00
   Distributions from Net Realized Capital Gains    $      0.00   $    (1.33)   $   (2.21)   $   0.00    $   0.00   $     0.00
                                                    -----------   ----------    ---------    --------    --------   ----------
TOTAL DISTRIBUTIONS                                 $     (0.21)  $    (1.80)   $   (2.83)   $  (0.72)   $  (0.63)  $    (0.64)
Net Asset Value End of Period ....................  $     21.00   $    18.94    $   18.72    $  16.36    $  12.67   $    12.83
TOTAL RETURN .....................................        11.98%       10.95%       32.40%      34.23%       3.50%        4.75%
Net Assets, End of Period (Millions) .............  $     19.02   $    17.72    $   19.43    $  23.01    $  16.30   $     9.26

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...........         1.00%        1.00%        1.00%        1.00%      1.00%        1.00%
      Average Net Assets after Waiver ............         0.95%        0.95%        0.95%        0.95%      0.95%        0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...........         3.08%        2.41%        3.31%        3.88%      5.05%        5.05%
      Average Net Assets after Waiver ............         3.13%        2.46%        3.36%        3.93%      5.10%        5.10%
Portfolio Turnover Rate ..........................         3.94%        4.89%       24.88%       24.93%     11.77%        7.36%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                      JOHNSON DISCIPLINED SMALL COMPANY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DISCIPLINED SMALL COMPANY FUND:

                                                                              UNAUDITED
                                                                             1/1/2006 TO
                                                                               6/30/06           2005*
                                                                             -----------      ----------
Net Asset Value Beginning of Period ......................................   $     15.00      $     0.00

OPERATIONS:
   Net Investment Income                                                     $      0.00      $     0.00
   Net Return of Capital                                                     $      0.00      $     0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                  $      1.51      $     0.00
                                                                             -----------      ----------
TOTAL OPERATIONS .........................................................   $      1.51      $     0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                      $      0.00      $     0.00
   Distributions from Net Realized Capital Gains                             $      0.00      $     0.00
                                                                             -----------      ----------
TOTAL DISTRIBUTIONS ......................................................   $      0.00      $     0.00
Net Asset Value End of Period ............................................   $     16.51      $    15.00
TOTAL RETURN .............................................................         10.07%           0.00%
Net Assets, End of Period (Millions) .....................................   $      7.06      $     3.51

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...................................          1.00%           0.00%
      Average Net Assets after Waiver ....................................          0.95%           0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...................................         (0.29%)          0.00%
      Average Net Assets after Waiver ....................................         (0.24%)          0.00%
   Portfolio Turnover Rate ...............................................         34.50%           0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                      JOHNSON DISCIPLINED LARGE COMPANY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DISCIPLINED LARGE COMPANY FUND:

                                                                              UNAUDITED
                                                                             1/1/2006 TO
                                                                                6/30/06          2005*
                                                                             -----------      ----------
Net Asset Value Beginning of Period ........................................ $     15.00      $     0.00

OPERATIONS:
   Net Investment Income                                                     $      0.00      $     0.00
   Net Return of Capital                                                     $      0.00      $     0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                  $      0.49      $     0.00
                                                                             -----------      ----------
TOTAL OPERATIONS ........................................................... $      0.49      $     0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                      $      0.00      $     0.00
   Distributions from Net Realized Capital Gains                             $      0.00      $     0.00
                                                                             -----------      ----------
TOTAL DISTRIBUTIONS ........................................................ $      0.00      $     0.00
Net Asset Value End of Period .............................................. $     15.49      $    15.00
TOTAL RETURN ...............................................................        3.27%           0.00%
Net Assets, End of Period (Millions) ....................................... $      8.69      $     3.72

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver .....................................       1.00%           0.00%
      Average Net Assets after Waiver ......................................       0.95%           0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .....................................       0.39%           0.00%
      Average Net Assets after Waiver ......................................       0.44%           0.00%
   Portfolio Turnover Rate .................................................      24.57%           0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                 JOHNSON DYNAMIC GROWTH FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DYNAMIC GROWTH FUND:

                                                                              UNAUDITED
                                                                             1/1/2006 TO
                                                                                6/30/06          2005*
                                                                             -----------      ----------
Net Asset Value Beginning of Period ......................................   $     15.00      $     0.00

OPERATIONS:
   Net Investment Income                                                     $      0.00      $     0.00
   Net Return of Capital                                                     $      0.00      $     0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                  $      0.05      $     0.00
                                                                             -----------      ----------
TOTAL OPERATIONS .........................................................   $      0.05      $     0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                      $      0.00      $     0.00
   Distributions from Net Realized Capital Gains                             $      0.00      $     0.00
                                                                             -----------      ----------
TOTAL DISTRIBUTIONS                                                          $      0.00      $     0.00
Net Asset Value End of Period ............................................   $     15.05      $    15.00
TOTAL RETURN .............................................................          0.33%           0.00%
Net Assets, End of Period (Millions) .....................................   $      2.19      $     0.10

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...................................          1.00%          0.00%
      Average Net Assets after Waiver ....................................          0.95%          0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...................................          0.19%          0.00%
      Average Net Assets after Waiver ....................................          0.24%          0.00%
Portfolio Turnover Rate ..................................................         37.01%          0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                  JOHNSON EQUITY INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE EQUITY INCOME FUND:

                                                                              UNAUDITED
                                                                             1/1/2006 TO
                                                                               6/30/06           2005*
                                                                             -----------      ----------
Net Asset Value Beginning of Period .......................................  $     15.00      $     0.00

OPERATIONS:
   Net Investment Income                                                     $      0.00      $     0.00
   Net Return of Capital                                                     $      0.00      $     0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                  $      0.74      $     0.00
                                                                             -----------      ----------
TOTAL OPERATIONS ..........................................................  $      0.74      $     0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                      $      0.00      $     0.00
   Distributions from Net Realized Capital Gains                             $      0.00      $     0.00
                                                                             -----------      ----------
TOTAL DISTRIBUTIONS .......................................................  $      0.00      $     0.00
Net Asset Value End of Period .............................................  $     15.74      $    15.00
TOTAL RETURN...............................................................         4.93%           0.00%
Net Assets, End of Period (Millions) ......................................  $      3.10      $     0.10

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................................         1.00%           0.00%
      Average Net Assets after Waiver .....................................         0.95%           0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................................         1.79%           0.00%
      Average Net Assets after Waiver .....................................         1.84%           0.00%
   Portfolio Turnover Rate ................................................        22.87%           0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   JOHNSON FIXED INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE FIXED INCOME
FUND:

                                                     UNAUDITED                       YEAR ENDED DECEMBER 31
                                                    1/1/2006 TO  --------------------------------------------------------------
                                                      6/30/06        2005         2004         2003        2002        2001
                                                    -----------   ----------    ---------    ---------   ---------   --------
Net Asset Value Beginning of Period ..............  $     15.85   $    16.08    $   16.32    $   16.43   $   15.60   $  15.48

OPERATIONS:
   Net Investment Income                            $      0.32   $     0.55    $    0.57    $    0.67   $    0.72   $   0.82
   Net Gains (Losses) on Securities
      (Realized & Unrealized)                       $     (0.38)  $    (0.20)   $   (0.21)   $   (0.11)  $    0.83   $   0.12
                                                    -----------   ----------    ---------    ---------   ---------   --------
TOTAL OPERATIONS .................................  $     (0.06)  $     0.35    $    0.36    $    0.56   $    1.55   $   0.94

DISTRIBUTIONS:
   Dividends from Net Investment Income             $     (0.32)  $    (0.55)   $   (0.57)   $   (0.67)  $   (0.72)  $  (0.82)
   Distributions from Net Realized Capital Gains    $      0.00   $    (0.02)   $   (0.03)   $    0.00   $    0.00   $   0.00
                                                    -----------   ----------    ---------    ---------   ---------   --------
TOTAL DISTRIBUTIONS ..............................  $     (0.32)  $    (0.58)   $   (0.60)   $   (0.67)  $   (0.72)  $  (0.82)
Net Asset Value End of Period ....................  $     15.47   $    15.85    $   16.08    $   16.32   $   16.43   $  15.60
TOTAL RETURN .....................................        (0.37%)       2.19%        2.22%        3.44%      10.16%      6.11%
Net Assets, End of Period (Millions) .............  $     73.58   $    69.02    $   55.39    $   49.21   $   45.97   $  39.52

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...........         1.00%        1.00%        1.00%        1.00%       1.00%      1.00%
      Average Net Assets after Waiver ............         0.85%        0.85%        0.85%        0.85%       0.85%      0.85%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...........         4.06%        3.41%        3.36%        3.92%       4.44%      5.04%
      Average Net Assets after Waiver ............         4.21%        3.56%        3.51%        4.07%       4.59%      5.19%
   Portfolio Turnover Rate .......................        24.84%       32.79%       36.54%       31.03%      32.03%     22.72%

--------------------------------------------------------------------------------
(1) The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE MUNICIPAL INCOME FUND:

                                                     UNAUDITED                       YEAR ENDED DECEMBER 31
                                                    1/1/2006 TO   ----------------------------------------------------------
                                                      6/30/06        2005         2004         2003        2002        2001
                                                    -----------   ----------    ---------    ---------   ---------   -------
Net Asset Value Beginning of Period ..............  $     15.92   $    16.25    $   16.49    $   16.61   $   15.90   $ 15.79

OPERATIONS:
   Net Investment Income                            $      0.26   $     0.54    $    0.51    $    0.56   $    0.58   $  0.63
   Net Gains (Losses) on Securities
      (Realized & Unrealized)                       $     (0.26)  $    (0.33)   $   (0.23)   $   (0.12)  $    0.71   $  0.10
                                                    -----------   ----------    ---------    ---------   ---------   -------
TOTAL OPERATIONS .................................  $      0.00   $     0.21    $    0.28    $    0.44   $    1.29   $  0.73

DISTRIBUTIONS:
   Dividends from Net Investment Income (1)         $     (0.26)  $    (0.54)   $   (0.52)   $   (0.56)  $   (0.58)  $ (0.62)
   Distributions from Net Realized Capital Gains    $      0.00   $     0.00    $    0.00    $    0.00   $    0.00   $  0.00
                                                    -----------   ----------    ---------    ---------   ---------   -------
TOTAL DISTRIBUTIONS ..............................  $     (0.26)  $    (0.54)   $   (0.52)   $   (0.56)  $   (0.58)  $ (0.62)
Net Asset Value End of Period ....................  $     15.66   $    15.92    $   16.25    $   16.49   $   16.61   $ 15.90
TOTAL RETURN .....................................         0.00%        1.33%        1.72%        2.67%       8.23%     4.66%
Net Assets, End of Period (Millions) .............  $     10.20   $     9.51    $    9.14    $    9.49   $    9.45   $  7.88

RATIOS AFTER FEE WAIVERS: (2)
   Ratio of Expenses to
         Average Net Assets before Waiver ........         1.00%        1.00%        1.00%        1.00%       1.00%     1.00%
         Average Net Assets after Waiver .........         0.65%        0.65%        0.65%        0.65%       0.65%     0.65%
   Ratio of Net Investment Income to
         Average Net Assets before Waiver ........         2.99%        3.02%        2.81%        3.02%       3.29%     3.62%
         Average Net Assets after Waiver .........         3.34%        3.37%        3.16%        3.37%       3.64%     3.97%
Portfolio Turnover Rate ..........................         7.03%       28.58%       12.77%        3.82%       3.01%     5.57%

--------------------------------------------------------------------------------
(1)  All distributions are Federally tax exempt.

(2) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3) Income and expense ratios for periods of less than one year have been annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       41

JOHNSON MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------

1) ORGANIZATION:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, Realty Fund, Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, and the Equity Income Fund (each individually a "Fund" and collectively the "Funds") are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on January 3, 2006.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small Company Fund is long term capital growth. The investment objective of the Disciplined Large Company Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Disciplined Small Company Fund is long term capital growth. The Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund and Equity Income Fund are diversified. The Municipal Income Fund is non-diversified.


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The investments in securities are carried at market value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings;
(ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.


INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.


DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications. As of December 31, 2005, the following permanent differences were reclassified to paid in capital: Growth $7,788, Opportunity $173, Realty $15,707, Fixed Income $329.


3) INVESTMENT ADVISORY AGREEMENTS:

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.


--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------


3) INVESTMENT ADVISORY AGREEMENTS, CONTINUED:

The Adviser received management fees for the six months ended June 30, 2006 as indicated below. These fees are after the Adviser waived part of the management fees on each of the funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2007.

                                                                          EFFECTIVE     MANAGEMENT         VOLUNTARY
      FUND                                   FEE        FEE WAIVER        FEE RATIO         FEE              WAIVERS
      ----                                   ---        ----------        ---------     ----------         ---------
Growth Fund                                  1.00%        0.05%             0.95%        $262,163            $13,108
Opportunity Fund                             1.00%        0.05%             0.95%        $478,531            $23,927
Realty Fund                                  1.00%        0.05%             0.95%        $ 93,726            $ 4,686
Disciplined Small Company Fund               1.00%        0.05%             0.95%        $ 25,733            $ 1,287
Disciplined Large Company Fund               1.00%        0.05%             0.95%        $ 32,079            $ 1,604
Dynamic Growth Fund                          1.00%        0.05%             0.95%        $  7,686            $   384
Equity Income Fund                           1.00%        0.05%             0.95%        $ 10,460            $   523
Fixed Income Fund                            1.00%        0.15%             0.85%        $357,518            $53,628
Municipal Income Fund                        1.00%        0.35%             0.65%        $ 49,714            $17,400

At June 30, 2006, management fees payable to the Adviser accounted to: $39,246 for the Growth Fund, $72,105 for the Opportunity Fund, $14,544 for the Realty Fund, $5,209 for the Disciplined Small Company Fund, $6,584 for the Disciplined Large Company Fund, $1,654 for the Dynamic Growth Fund, $2,291 for the Equity Income Fund, $52,011 for the Fixed Income Fund, and $5,513 for the Municipal Income Fund.


4) RELATED PARTY TRANSACTIONS:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are five independent Trustees. Total Compensation for the Trustees as a group was $17,500 for the period ended June 30, 2006, and as a group they received no additional compensation from the Trust. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small Company Fund, Johnson Disciplined Large Company Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2006, US Bank held in aggregate 68.31% of the Opportunity Fund, 72.34% of the Realty Fund, 82.38% of the Disciplined Small Company Fund, 81.28% of the Disciplined Large Company Fund, 33.80% of the Equity Income Fund, 91.08% of the Municipal Fund, and 70.99% of the Fixed Income Fund in an omnibus account for the benefit of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.


--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------


5) PURCHASES AND SALES OF SECURITIES:

During January 1 through June 30, 2006, purchases and sales of investment securities aggregated:

                                   Investment Securities Other Than
                                      Short Term Investments and
                                      U.S. Government Obligations                 U.S. Government Obligations
                                   -------------------------------            --------------------------------
      FUND                           PURCHASES            SALES                PURCHASES              SALES
      -----                        -----------         -----------            -----------          -----------
      Growth Fund                  $20,080,786         $22,118,763            $         0          $         0
      Opportunity Fund             $42,573,983         $46,063,774            $         0          $         0
      Realty Fund                  $   736,025         $ 1,032,884            $         0          $         0
      Disciplined Small Co. Fund   $ 5,181,301         $ 1,960,094            $         0          $         0
      Disciplined Large Co. Fund   $ 6,585,685         $ 1,689,837            $         0          $         0
      Dynamic Growth Fund          $ 2,576,434         $   500,608            $         0          $         0
      Equity Income Fund           $ 3,320,452         $   432,294            $         0          $         0
      Fixed Income Fund            $ 8,106,230         $ 5,853,557            $16,000,572          $11,449,376
      Municipal Income Fund        $ 1,444,254         $   678,200            $         0          $         0

6) CAPITAL SHARE TRANSACTIONS:

As of June 30, 2006, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 - JUNE 30, 2006:

                                                    DISCIPLINED  DISCIPLINED
                                                       SMALL       LARGE      DYNAMIC     EQUITY        FIXED      MUNICIPAL
                    GROWTH   OPPORTUNITY    REALTY     COMPANY    COMPANY      GROWTH     INCOME       INCOME       INCOME
                     FUND        FUND        FUND       FUND        FUND        FUND       FUND         FUND         FUND
                   --------    --------    --------   --------    --------    --------    --------    ---------    --------
Shares Sold to
Investors            69,801     117,950      28,222    196,528     314,961     166,471     208,403      736,885      72,348
Shares Issued on
Reinvestment
Dividends                 0           0       2,456          0           0           0           0       25,611         915
                   --------    --------    --------   --------    --------    --------    --------    ---------    --------
Subtotal             68,801     117,950      30,678    196,528     314,961     166,471     208,403      762,496      73,263
Shares
Redeemed           (198,606)  ( 221,555)   ( 60,349)   ( 2,824)    ( 1,662)    (27,848)    (17,866)    (361,846)   ( 18,870)
                   --------    --------    --------   --------    --------    --------    --------    ---------    --------
Net
Increase/
(Decrease)
During Period      (128,805)   (103,605)   ( 29,671)   193,704     313,299     138,623     190,535      400,650      54,393

SHARES
OUTSTANDING:

December 31, 2005
(Beginning of
Period)           2,077,805   2,849,346     935,553    233,836     247,977       6,566       6,533    4,355,977     597,369

JUNE 30, 2006
(END OF PERIOD)   1,949,000   2,745,741     905,882    427,540     561,276     145,189     197,069    4,756,627     651,762


--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------


7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned on June 30, 2006 was the same as identified cost for the Growth Fund, Opportunity Fund, Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, Equity Income Fund, Fixed Income Fund and Municipal Income Fund. As of June 30, 2006 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                     COST OF                                                           NET
      FUND                          SECURITIES        APPRECIATION          (DEPRECIATION)        APPRECIATION
      -----                         ----------         -----------           ------------         ------------
      Growth Fund                  $45,939,244         $ 6,711,547            $(2,188,768)         $ 4,522,779
      Opportunity Fund             $79,991,017         $17,457,971            $(3,153,960)         $14,304,011
      Realty Fund                  $10,276,953         $ 8,738,114            $  (41,636)          $ 8,696,478
      Disciplined Small
        Company Fund               $ 6,740,983         $   830,499            $  (514,780)         $   315,719
      Disciplined Large
        Company Fund               $ 8,695,567         $   484,020            $  (488,547)         $    (4,527)
      Dynamic Growth Fund          $ 2,236,464         $    77,971            $  (128,809)         $   (50,838)
      Equity Income Fund           $ 3,171,791         $    93,996            $   (75,795)         $    18,201
      Fixed Income Fund            $74,354,807         $   283,216            $(1,851,742)         $(1,568,526)
      Municipal Income Fund        $10,152,468         $    91,734            $  (106,819)         $   (15,085)

8) ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of December 31, 2005, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, and ($3,261) expiring in 2013. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.


10) DISTRIBUTIONS TO SHAREHOLDERS:


JOHNSON GROWTH FUND

The tax character of distributions paid are as follows:           2006              2005
                                                              -------------    ------------
      Distribution paid from:
         Undistributed Ordinary Income                        $           0    $    299,845
         Undistributed Long-Term Capital Gain                             0         352,488
         Undistributed Short-Term Capital Gain                            0               0
                                                              -------------    ------------
      Total distribution paid                                 $           0    $    652,333


--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------


10) DISTRIBUTIONS TO SHAREHOLDERS, CONTINUED:

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:


      Undistributed Ordinary Income                           $           0
      Undistributed Long-Term Capital Gain/(Loss)                         0
      Unrealized Appreciation/(Depreciation)                      6,034,122
                                                              -------------
      Total distributable earnings on a tax basis             $   6,034,122


JOHNSON OPPORTUNITY FUND

The tax character of distributions paid are as follows:           2006              2005
                                                              -------------    -------------
      Distribution paid from:
         Undistributed Ordinary Income                        $           0    $     445,800
         Undistributed Long-Term Capital Gain                             0       11,002,646
         Undistributed Short-Term Capital Gain                            0                0
                                                              -------------    -------------
      Total distribution paid                                 $           0    $  11,448,446

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                           $         667
      Undistributed Long-Term Capital Gain                                0
      Unrealized Appreciation                                    17,379,497
                                                              -------------
      Total distributable earnings on a tax basis             $  17,380,227


JOHNSON REALTY FUND

The tax character of distributions paid are as follows:           2006              2005
                                                              -------------    -------------
      Distribution paid from:
         Undistributed Ordinary Income                        $     192,065    $     446,720
         Undistributed Long-Term Capital Gain                             0        1,139,077
         Undistributed Short-Term Capital Gain                            0                0
                                                              -------------    -------------
      Total distribution paid                                 $     192,065    $   1,585,797

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                           $           0
      Undistributed Long-Term Capital Gain/(Loss)                         0
      Unrealized Appreciation                                     7,302,648
                                                              -------------
      Total distributable earnings on a tax basis             $   7,302,648


--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS  - UNAUDITED
--------------------------------------------------------------------------------

JOHNSON FIXED INCOME FUND


The tax character of distributions paid are as follows:           2006              2005
                                                              -------------    -------------
      Distribution paid from:
         Undistributed Ordinary Income                        $   1,493,360    $   2,188,703
         Undistributed Long-Term Capital Gain                             0          103,734
         Undistributed Short-Term Capital Gain                            0                0
                                                              -------------     ------------
      Total distribution paid                                 $   1,493,360    $   2,292,437

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                           $           0
      Undistributed Long-Term Capital Gain                               90
      Unrealized Appreciation                                        50,251
                                                              -------------
      Total distributable earnings on a tax basis             $      50,341

JOHNSON MUNICIPAL INCOME FUND

The tax character of distributions paid are as follows:           2006              2005
                                                              -------------    -------------
      Distribution paid from:
         Undistributed Ordinary Income                        $     166,811    $     317,716
         Undistributed Long-Term Capital Gain                             0                0
         Undistributed Short-Term Capital Gain                            0                0
                                                              -------------    -------------
      Total distribution paid                                 $     166,811    $     317,716

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                           $         294
      Capital Loss Carry Forward                                    (32,036)
      Unrealized Appreciation                                       151,988
                                                              -------------
      Total distributable earnings on a tax basis             $     120,246

No distributions were made during the six month period ended June 30, 2006 for the following Funds: Disciplined Small Company, Disciplined Large Company, Dynamic Growth and Equity Income Fund.


--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------
DISCLOSURE OF EXPENSES
--------------------------------------------------------------------------------

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2005 and held through June 30, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                    BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                        DECEMBER 31, 2005            JUNE 30, 2006          JANUARY 1, 2006-JUNE 30, 2006
                                       ------------------          ----------------           ------------------------
JOHNSON GROWTH FUND
Actual Fund Return                          $1,000.00                  $1,018.09                        $4.85
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON OPPORTUNITY FUND
Actual Fund Return                          $1,000.00                  $1,055.64                        $5.00
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON REALTY FUND
Actual Fund Return                          $1,000.00                  $1,119.77                        $5.12
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON DISCIPLINED
SMALL COMPANY FUND
Actual Fund Return                          $1,000.00                  $1,102.57                        $5.19
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON DISCIPLINED
LARGE COMPANY FUND
Actual Fund Return                          $1,000.00                  $1,032.67                        $4.92
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON DYNAMIC GROWTH FUND
Actual Fund Return                          $1,000.00                  $1,003.33                        $4.82
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76

JOHNSON EQUITY INCOME FUND
Actual Fund Return                          $1,000.00                  $1,049.33                        $4.91
Hypothetical Return                         $1,000.00                  $1,020.08                        $4.76


--------------------------------------------------------------------------------
                                       49

--------------------------------------------------------------------------------
DISCLOSURE OF EXPENSES
--------------------------------------------------------------------------------

                                    BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                        DECEMBER 31, 2005            JUNE 30, 2006          JANUARY 1, 2006-JUNE 30, 2006
                                       ------------------          ----------------           ------------------------
JOHNSON FIXED INCOME FUND
Actual Fund Return                          $1,000.00                  $  996.06                        $4.26
Hypothetical Return                         $1,000.00                  $1,020.58                        $4.26

JOHNSON MUNICIPAL INCOME FUND
Actual Fund Return                          $1,000.00                  $  996.08                        $3.17
Hypothetical Return                         $1,000.00                  $1,021.57                        $3.26

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Growth, Opportunity, Realty, Small, Large, Dynamic Growth and Equity Income Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.


--------------------------------------------------------------------------------
                                       50

--------------------------------------------------------------------------------
REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the management Agreements between the Trust and the Adviser on May 17, 2006. The Trustees reviewed a memorandum discussing, among other things, the Adviser's business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.

As to the performance of the Funds, the Trustees reviewed the December 31, 2005 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds. The Trustees discussed the impact of brokerage commissions on the Funds, noting that the returns were not significantly impacted because of the relatively low turnover rate. The Trustees noted that the equity funds had performed particularly well in the past year. It was the consensus of the Trustees that each of the Funds had performed well.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in a memorandum which described the Adviser's business and personnel. They discussed the professionalism and experience of the Adviser's personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser's compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreement was consistent with the Board's expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2005 by each Fund, both in total dollars as well as a percentage of assets. The Trustees also reviewed a list of mutual fund fees, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds' expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower half of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. Trustees compared Advisory fees paid by individual Adviser clients to the fees paid by the Funds. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser's financial condition.

The Board concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a very cost effective basis. They also discussed the fact that the Adviser had subsidized the Funds for several years and that this was an important factor with respect to current profitability.

The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, it did not appear that excessive profits were being derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points. They acknowledged that the Adviser has a history of waving fees and the Independent Trustees agreed that, based on the Adviser's past practice, it would be reasonable to expect the Adviser to offer additional waivers if and when such waivers were appropriate.


--------------------------------------------------------------------------------
                                       51

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                 UNAUDITED
--------------------------------------------------------------------------------

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.
------------


AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.
------------


CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

         Johnson Mutual Funds
         3777 West Fork Road
         Cincinnati OH 45247


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                   Ronald H. McSwain     Independent Trustee, Chairman
                  Timothy E. Johnson     Trustee, President
                    James J. Berrens     Independent Trustee
                       John W. Craig     Independent Trustee
                       John R. Green     Independent Trustee
                    Kenneth S. Shull     Independent Trustee

                      Dale H. Coates     Vice President, Secretary
                   Scott J. Bischoff     Chief Compliance Officer
                     Marc E. Figgins     CFO, Treasurer


                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170

                                    CUSTODIAN
                               National City Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                         Cohen Fund Audit Services, Ltd.
                        800 Westpoint Parkway, Suite 1100
                            Westlake, Ohio 44145-1524

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

--------------------------------------------------------------------------------
  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable to semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees."

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 28, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b)    Certifications required by Rule 30a-2(b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust


By: /s/ Timothy E. Johnson
    ----------------------
Timothy E. Johnson, President
Date September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson
    ----------------------
Timothy E. Johnson, President
Date September 6, 2006


By: /s/ Marc E. Figgins
    -------------------
Marc E. Figgins, Treasurer
Date September 6, 2006

* Print the name and title of each signing officer under his or her signature.